Goldman Sachs Funds

INTERNATIONAL EQUITY FUNDS

Annual Report August 31, 2002

PENYEBAR FIKIRAN RAKYAT
Utusan

Long-term capital growth potential

through investments in equity markets

located around the world.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Market Review

Dear Shareholder:

The year under review represented a time of great change in which equity markets worldwide were tested by a number of factors including the large-scale corporate governance scandals in the U.S., a continuous stream of earnings disappointments and rising geopolitical risk.

From Recovery to Uncertainty

As the fiscal year began, the events of September 11 quickly dashed expectations of a long-awaited global economic recovery, throwing the markets into a state of turmoil. In an effort to stabilize the economy, the Federal Reserve Board in the U.S. reduced short-term interest rates aggressively during the fourth quarter of 2001, bringing the federal funds rate to 1.75%—its lowest level since the Kennedy Administration. Historically low levels of interest rates stimulated consumer spending, driving housing and auto sales to record levels. Robust consumer spending combined with declining oil prices and the rapid success of U.S. armed forces in Afghanistan boosted investor confidence in the fourth quarter of 2001, providing a catalyst to stock market improvement that continued through year end.

Equity Market Struggles Begin in Earnest

In a surprising show of strength in the United States, GDP for the first quarter of 2002 grew at a rate of 5.0%—driven largely by increases in manufacturing production orders as companies that had previously cut production in the face of falling demand began to rebuild depleted inventories. This positive news was overshadowed, however, by the series of highly publicized accounting scandals in many parts of the world but primarily the U.S., in which a number of large, well-respected corporations admitted to fraudulent accounting practices and earnings overstatements in the billions of dollars. Investors reacted with panic, bidding the stock prices of such companies down by as much as 95% in some cases. Even stocks with sound accounting practices were deemed guilty by association as entire sectors declined at once. The markets witnessed a renewed demand for conservative, fundamentally sound companies with steady dividend yields, demonstrated earnings growth and positive cash flows.

Concerns about corporate governance issues escalated throughout the year, as additional evidence kept existing scandals in the limelight. Downside earnings guidance from companies across a range of sectors contributed to the equity market malaise, as did news of a sharp decline in U.S. GDP growth for the second quarter. News of a slowing economy drove stocks in economically sensitive sectors such as technology, telecommunications and consumer discretionary down further. As a result of these factors, the third quarter of 2002 marked the worst equity market performance since the fourth quarter of 1987 in the U.S.; international stocks lagged the U.S. by more than 2%; and emerging markets stocks declined approximately one percent less than their U.S. counterparts.

In spite of the gloom permeating the stock market, we believe the global economy is soundly positioned for a gradual recovery over the next 12 months, particularly in the U.S. and the U.K. We also expect equity returns to stabilize as companies prove they can eke out moderate profit growth, and that market uncertainty will subside and investors will again be attracted to the long-term superior return potential of equities.

As always, we appreciate your investment in the Goldman Sachs Funds and look forward to continuing to serve your financial needs in the years to come.

Sincerely,

David W. Blood
Head, Goldman Sachs Asset Management

September 10, 2002

- NOT FDIC INSURED
- May Lose Value
- No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs' International Equity Investment Process?

The Goldman Sachs International Equity Team combines global resources and regional market expertise. We believe that collaboration among global research teams provides a competitive advantage when managing regional and multi-regional portfolios. Our goal is to deliver international diversification and strong, consistent investment results through a disciplined investment process that focuses on regional research teams, bottom-up stock selection and disciplined portfolio construction.

GOLDMAN SACHS'
INTERNATIONAL EQUITY
INVESTMENT PROCESS

1
REGIONAL RESEARCH TEAMS
2
BOTTOM-UP STOCK SELECTION
3
DISCIPLINED PORTFOLIO CONSTRUCTION

1 REGIONAL RESEARCH TEAMS

- Research teams based in London, Tokyo, Singapore and Saõ Paulo
- Intensive dialogue between regional research teams creates a global perspective of industry trends and allows us to identify investment opportunities
- Regional presence contributes to local market expertise

2 BOTTOM-UP STOCK SELECTION

Our research teams identify quality companies, extensively evaluate their business and assess the following criteria:

- Possess strong market positions
- Led by skilled managers who think and act like owners
- Ability to generate high or improving returns on capital
- Trade at a discount to our analysis of fair value

3 DISCIPLINED PORTFOLIO CONSTRUCTION

Portfolio construction is particularly important when constructing capitalization- and region-specific portfolios. Advantages of our stringent portfolio construction process include:

- Effective implementation of research views
- Appropriate distribution of risk across portfolios
- Consistency of overall return

RESULT

International equity portfolios that offer:

- Access to markets across the world
- Region- or capitalization-specific diversification opportunities
- Confidence that portfolio managers have hands-on knowledge of each company

1

FUND BASICS

European Equity Fund

as of August 31, 2002

Assets Under Management

$44.6 Million

Number of Holdings

61

NASDAQ SYMBOLS

Class A Shares

GSEAX

Class B Shares

GSUBX

Class C Shares

GSUCX

Institutional Shares

GSEIX

Service Shares

GEESX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	MSCI Europe Index (unhedged)[2]
Class A	-15.31%	-15.74%
Class B	-15.88	-15.74
Class C	-15.86	-15.74
Institutional	-14.95	-15.74
Service	-15.29	-15.74

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The Morgan Stanley Capital International (MSCI) Europe Index (unhedged) (with dividends reinvested) is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	-13.20%	-13.24%	-9.68%	-7.68%	-7.96%
Since Inception (10/1/98)	-0.12	0.07	0.88	2.01	1.60

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/02[4]

Holding	% of Total Net Assets	Line of Business
GlaxoSmithKline PLC	5.2%	Health
Novartis AG	4.3	Health
Vodafone Group PLC	4.1	Telecommunications
Total Fina SA Class B	3.7	Energy Resources
Royal Bank of Scotland Group PLC	3.7	Banks
Nestle SA	3.3	Food & Beverage
ENI SpA	2.7	Energy Resources
Nokia Oyj	2.5	Telecommunications
Syngenta AG	2.5	Chemicals
UniCredito Italiano SpA	2.5	Banks

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

2

PORTFOLIO RESULTS

European Equity Fund

Dear Shareholder,

This report provides a summary of the performance of the Goldman Sachs European Equity Fund for the one-year period that ended August 31, 2002.

Performance Review

Over the one-year period that ended August 31, 2002, the Fund's Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -15.31%, -15.88%, -15.86%, -14.95%, and -15.29%, respectively. These returns compare to the -15.74% cumulative total return of the Fund's benchmark, the MSCI Europe Index (unhedged). As these returns indicate, it has been a difficult investment environment and the Fund was unable to avoid the weakness that permeated the financial markets.

Despite strong stock selection within Information Technology, the Fund's modest overweight of the sector did not contribute significantly to relative performance. Health Care also detracted from performance during the period, largely due to one stock, Elan, an Irish pharmaceuticals company. The company announced a profits warning in February of 2002 and was suspected of accounting irregularities. We eliminated the stock from the portfolio in February of 2002.

Following the September 11 terrorist attacks, we purged the portfolio of its seriously over-levered stocks and are beginning to benefit from that strategy. Among top contributors to relative performance during the period were positions within the Financials, Consumer Discretionary and Industrials sectors.

Within the Financials sector, the Fund's position in Bank of Ireland was the best relative contributor to performance. An underweight in the Insurance sector also served the Fund well as companies such as Allianz and Zurich Financial underperformed the broader market. Within the Consumer Discretionary sector, overweights in Gucci Group, the Italian clothes designer, and BMW, the luxury car manufacturer, were positive for performance. Eliminating Vivendi Universal, the beleaguered French media conglomerate, from the portfolio was also positive for performance. The Fund's exposure to industrial companies such as European Aeronautic Defence and Space Co., a European aircraft manufacturer, and Capita Group, a UK outsourcing company, also enhanced results.

Portfolio Highlights

Although the overall equity markets fell during the reporting period, a number of holdings within the Fund's portfolio performed relatively well.

- **Adecco SA —** Adecco SA (Adecco) is the world's largest temporary recruitment service provider with a 12% share of the global staffing market. It provides generalist blue collar and specialist workers and is also seeking expansion into higher value-added activities such as executive search, outplacement, and human resource services. Its target is to be number one or two in each market in which it establishes its presence, with at least a 20% market share. We believe Adecco's long-term prospects are very attractive given the growth of temporary employment and the firm's ability to outgrow the industry. The company also has a superior management team, strong market share, visibility, and scale advantages.

3

PORTFOLIO RESULTS

- **VNU NV —** VNU NV (VNU) is the world's largest market research company through its ACNielsen and Nielsen Market Research brands. The company also owns directories businesses in six countries as well as business magazines in Europe and the United States. VNU is dominant in the segments in which it operates, each of which offers very attractive growth opportunities. The Fund has a large overweight position in the company relative to the benchmark, given our belief that management will execute its growth strategy and successfully consolidate recent acquisitions.
- **Bayeriche Motoren Werke (BMW) AG —** BMW is a leading manufacturer of premium automobiles. We like the stock based on both company and industry trends. We are positive on the industry's premium segment because of pricing power and good growth. We are positive on BMW because of the introduction, due over the next few years, of a number of new models on existing platforms, which should drive both the top line and profitability. In the short run, solid sales have been driven by the new 7 Series and the Mini.

Outlook

Despite the negative sentiment that continues to cloud over the global equity markets, there are several overriding factors that lead us to maintain a positive view on European equity markets. First, while European equities undoubtedly enjoyed a prolonged bull market in the second half of the 1990s, the markets' valuations remained below that of the United States. Second, European consumer and corporate debt is below that of the United States. Third, falling equity markets affect European consumers less, given the relatively low percentage of stock ownership within the European Union. Fourth, so far, European companies have not been implicated in accounting irregularities to the same degree as U.S. corporations. We maintain our belief that the European market continues to offer interesting opportunity for long-term capital appreciation.

We thank you for your investment and look forward to earning your continued confidence.

Goldman Sachs European Equity Investment Team

London, September 10, 2002

4

FUND BASICS

International Equity Fund

as of August 31, 2002

Assets Under Management

$964.9 Million

Number of Holdings

80

NASDAQ SYMBOLS

Class A Shares

GSIFX

Class B Shares

GSEBX

Class C Shares

GSICX

Institutional Shares

GSIEX

Service Shares

GSISX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (unhedged)[2]
Class A	-16.76%	-14.69%
Class B	-17.20	-14.69
Class C	-17.21	-14.69
Institutional	-16.22	-14.69
Service	-16.63	-14.69

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The MSCI EAFE Index (unhedged) (with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	-17.68%	-17.71%	-14.22%	-12.40%	-12.81%
Five Years	-2.93	-2.72	N/A	-1.20	-1.67
Since Inception	4.73 (12/1/92)	0.95 (5/1/96)	-2.63 (8/15/97)	3.35 (2/7/96)	5.45[4] (12/1/92)

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

[4] *Performance data for Service Shares prior to 3/6/96 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the International Equity Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/02[5]

Holding	% of Total Net Assets	Line of Business
Vodafone Group PLC	4.3%	Telecommunications
Novartis AG	4.2	Health
GlaxoSmithKline PLC	3.7	Drugs
Total Fina SA Class B	3.5	Energy Resources
VNU NV	3.4	Media
UniCredito Italiano SpA	3.2	Banks
Takeda Chemical Industries Ltd.	3.1	Drugs
Bank of Ireland	3.1	Banks
Royal Bank of Scotland Group PLC	2.9	Banks
Tesco PLC	2.6	Specialty Retail

[5] *The top 10 holdings may not be representative of the Fund's future investments.*

5

PORTFOLIO RESULTS

International Equity Fund

Dear Shareholder,

This report provides a summary of the performance of the Goldman Sachs International Equity Fund for the one-year period that ended August 31, 2002.

Performance Review

Over the one-year period that ended August 31, 2002, the Fund's Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -16.76%, -17.20%, -17.21%, -16.22%, and -16.63%, respectively. These returns compare to the -14.69% cumulative total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) (unhedged).

As these returns indicate, it has been a challenging period for the international equity markets. In particular, the Fund underperformed the benchmark due to its overweight position in the Information Technology sector, which lagged the broader market over the period.

In addition, poor stock selection in a number of sectors further hampered Fund results. In particular, holdings in stocks such as SAP, ASML Holding, N.V. (ASML), and Elan Corp. (Elan) caused the Fund to underperform its benchmark. SAP was negatively affected by news that management was restructuring its workforce in North America. This led to concerns about the predictability of SAP's U.S. sales. The adjustment in the sales force is primarily a management response to the fact that U.S. corporations are no longer disposed to award sizeable software contracts. Instead, SAP's clients are choosing to piecemeal the demand in smaller contracts, as corporations remain concerned about their growth outlook. We continue to believe in the strength of SAP's superior software products and management quality and have thus maintained the Fund's overweight position in the portfolio.

ASML was negatively affected by recent global DRAM prices and by news that contract prices have remained weak. DRAM, short for dynamic random access memory, is a type of memory used in most personal computers. We acknowledge this weakness but consider it to be short-term in nature. We also believe that the profit recovery in most segments of the American economy will lead to sustainability in end-demand for DRAMs.

Elan fell on the back of accounting concerns relating to off-balance sheet joint ventures that the company has been involved in. When revelations of these accounting practices came to light, we reassessed the investment thesis and decided to eliminate the stock from the portfolio.

Portfolio Highlights

Although the overall equity markets fell during the reporting period, a number of holdings within the Fund's portfolio performed relatively well.

- **Bank of Ireland —** Bank of Ireland remained one of the Fund's largest overweights over the period, as the Irish economy continues to show good momentum. The company's management team continues to generate solid retail demand and the market is now increasingly pricing in a more benign asset quality cycle, all of which helped to boost the stock's share price. Management's continued focus on the bank's retail arm and its diversified asset management business demonstrate strong growth potential.

6

PORTFOLIO RESULTS

- **Royal Bank of Scotland —** We added Royal Bank of Scotland to the portfolio during the period, as we believe it to be one of the highest quality banks in our investment universe. The company has strong revenue growth, a solid management team, and a low proportion of non-performing loans relative to competing banks. Furthermore, on a valuation basis, the stock appears attractively valued relative to its peers.
- **Credit Suisse Group —** Credit Suisse has been significantly de-rated, as investor concerns over the level of investment banking deals cast a long shadow over the stock. However, management appears to be successfully reducing the company's expenses, and the stock looks compelling on a valuation basis.

Outlook

There are several themes that are influencing our current view of the investment environment. First, it is clear that the economic recovery that we had hoped would solidify during the year has misfired. This has been reflected in the step back we have witnessed in many leading economic indicators. We believe that recovery will be more gradual than we first hoped.

Second, it is clear that political instability will continue to shape the world we live in over the short and medium term, with the potential for more conflict remaining in place for some time. However, we believe the equity markets reflect much of these added risks and it is at such stages that we believe our strong selection, based on solid business franchises, will shine through. We remain focused on investing in those companies with solid balance sheets and good free cash flow, ever mindful of the need for essential re-testing of our assumptions relating to quality of management.

We thank you for your investment and look forward to earning your continued confidence.

Goldman Sachs London Active Equity Team

London, September 10, 2002

7

FUND BASICS

Japanese Equity Fund

as of August 31, 2002

Assets Under Management

$27.5 Million

Number of Holdings

79

NASDAQ SYMBOLS

Class A Shares

GSJAX

Class B Shares

GSJBX

Class C Shares

GSJCX

Institutional Shares

GSJIX

Service Shares

GSJSX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	TOPIX (USD) (unhedged)[2]
Class A	-11.84%	-14.53%
Class B	-12.25	-14.53
Class C	-12.28	-14.53
Institutional	-11.38	-14.53
Service	-11.65	-14.53

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Tokyo Price Index (TOPIX) (unhedged) (with dividends reinvested) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	-22.46%	-22.49%	-19.18%	-17.52%	-17.74%
Since Inception (5/1/98)	-0.79	-0.38	0.10	1.17	0.70

[3] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/02[4]

Holding	% of Total Net Assets	Line of Business
NTT DoCoMo, Inc.	4.9%	Telecommunications
Takeda Chemical Industries Ltd.	4.0	Drugs
Honda Motor Co. Ltd.	3.7	Auto
Ricoh Co. Ltd.	3.3	Business Machines
Toyota Motor Corp.	3.2	Auto
Shin-Etsu Chemical Co. Ltd.	3.2	Chemicals
Canon, Inc.	2.7	Business Machines
Kao Corp.	2.7	Consumer Products
The Nomura Securities Co. Ltd.	2.5	Financial Services
Tokyo Electric Power	2.2	Electrical Utilities

[4] The top 10 holdings may not be representative of the Fund's future investments.

8

PORTFOLIO RESULTS

Japanese Equity Fund

Dear Shareholder,

This report provides a summary of the performance of the Goldman Sachs Japanese Equity Fund for the one-year period that ended August 31, 2002.

Performance Review

Over the one-year period that ended August 31, 2002, the Fund's Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -11.84%, -12.25%, -12.28%, -11.38%, and -11.65%, respectively. These returns compare to the -14.53% cumulative total return of the Fund's benchmark, the Tokyo Price Index (TOPIX) (unhedged).

During the first half of the period, Japanese corporations delivered fairly weak earnings, leading to what was described as "the worst fundamentals since the end of the Second World War." Investors became worried over the credit risk associated with Japanese corporations as several large firms filed for bankruptcy, which accelerated concerns over the domestic banking system. As investors realized that pessimistic reaction to the market was overdone in February of 2002, it experienced a quick and sharp recovery. However, since May of 2002, the Japanese market has fallen, due to a disappointing earnings outlook for the Technology sector. Negative sentiment was enhanced by the volatile movement of the yen during the summer.

With regard to the Fund's performance relative to its benchmark, both sector allocation and stock selection were positive contributors. While the Fund was not immune to the overall market's weakness, its underweight position in the Banking sector was successful, as the Banking Index performed poorly. In addition, stock selection in the Electrical Machinery sector, in which the Fund was overweight in Business Machines, contributed positively, as investors preferred technology companies with stable, recurring cash flows.

Sector Allocation

As of August 31, 2002, the Fund held overweight positions in the Miscellaneous Services, Business Machines, and Drug & Cosmetics sectors, while it continued to be underweight in the Regional Banks, City Banks, and Computers sectors. It is important to note that the Fund's sector weightings are the result of a bottom-up stock selection process rather than sector-based decisions.

Portfolio Highlights

Although the overall equity markets fell during the reporting period, a number of holdings within the Fund's portfolio performed relatively well.

- **Shin-Etsu Chemical Co. Ltd. —** Shin-Etsu Chemical Co. Ltd. (Shin-Etsu) is one of the leading global providers of silicon wafers, PVC, and preformed optical fiber. Even in their PVC business, Shin-Etsu differentiates itself by its financial strength to support the large amount of investment peculiar to this business. The firm's management team is also experienced in industry cycle management and has established manufacturing plants around the world. In addition, it enjoys growing demand from Asia and has a globally diversified

9

PORTFOLIO RESULTS

client base to minimize risk. We believe that Shin-Etsu's valuation is attractive relative to other technology stocks.

- **Yamato Transport Co. Ltd. —** During the period, we initiated a position in Yamato Transport Co. Ltd. (Yamato), the country's largest small-parcel delivery company. Yamato offers a nationwide network of high quality services, which enables it to dominate the small-parcel delivery business market. The company is also skilled at controlling costs, which has helped it to post steady growth. In addition, deregulation of the nationwide postal service could be a positive factor, as Yamato already has an established nationwide network. Given its competitive edge and earnings track record, we believe its valuation is reasonable.
- **Ito Yokado Co. Ltd. —** Ito Yokado Co. Ltd. (Yokado) is one of the country's largest supermarket chains, mainly in the metropolitan areas of Japan. Its subsidiaries operate a variety of businesses such as convenience stores (7-Eleven, Inc.), restaurants (Denny's Corporation), and discount stores. We recognized that ongoing consolidation of the industry and Yokado's strong cash flow would enable it to capture market share from weak competitors. Earnings are expected to grow due to the recovery of general merchandising business and restructuring in its retail business.

Outlook

We are cautiously optimistic on the market, as we believe that investors may have become too pessimistic about the economic and earnings outlook. Due to massive restructuring, Japanese corporations in the aggregate are expected to deliver 50% year-over-year earnings growth for the fiscal year ending March of 2003. The current market indexes are close to those not seen since 1985. However, GDP has increased from approximately 300 trillion yen to 500 trillion yen from 1985 to 2002. Having said that, there will be a large number of weak firms that will not survive the extended period of economic weakness. Our job is to identify winning holdings with our rigorous firsthand fundamental research.

We think the current market weakness provides opportunities to strengthen the Fund's portfolio at attractive price levels. Our team made more than 1,800 visits to more than 800 companies in 2001 and continues to do so at a similar pace this year. Based on those efforts, we are ready to add exposure to those companies with strong market positions and long-term profitability records.

We thank you for your investment and look forward to earning your continued confidence.

Goldman Sachs Japanese Equity Team

Tokyo, September 10, 2002

10

FUND BASICS

International Growth Opportunities Fund

as of August 31, 2002

Assets Under Management

$94.9 Million

Number of Holdings

141

NASDAQ SYMBOLS

Class A Shares

GISAX

Class B Shares

GISBX

Class C Shares

GISCX

Institutional Shares

GISIX

Service Shares

GISSX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	MSCI EAFE Small Cap Index (unhedged)[2]
Class A	-18.86%	-9.38%
Class B	-19.15	-9.38
Class C	-19.25	-9.38
Institutional	-18.25	-9.38
Service	-18.68	-9.38

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The MSCI EAFE Small Cap Index (unhedged) (with dividends reinvested), inception date 1/15/98, includes approximately 1,000 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	-17.10%	-17.08%	-13.51%	-11.72%	-12.02%
Since Inception (5/1/98)	-0.73	-0.29	0.20	1.27	0.77

[3] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/02[4]

Holding	% of Total Net Assets	Line of Business
Brembo SpA	2.6%	Auto
Anglo Irish Bank Corp. PLC	2.3	Banks
Omega Pharma SA	1.9	Drugs
Eniro AB	1.6	Publishing
Rhoen-Klinikum AG	1.6	Health
Kingspan Group PLC	1.6	Construction
DDC PLC	1.6	Multi-Industry
Redrow PLC	1.5	Construction
ASM International NV	1.5	Electronics Equipment
Westfield Holdings Ltd.	1.5	Real Estate

[4] The top 10 holdings may not be representative of the Fund's future investments.

11

PORTFOLIO RESULTS

International Growth Opportunities Fund

Dear Shareholder,

This report provides a summary of the performance of the Goldman Sachs International Growth Opportunities Fund for the one-year period that ended August 31, 2002.

Performance Review

Over the one-year period that ended August 31, 2002, the Fund's Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -18.86%, -19.15%, -19.25%, -18.25% and -18.68%, respectively. These returns compare to the -9.38% cumulative total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index (unhedged). As these returns indicate, it has been a difficult investment environment and the Fund was not able to avoid the weakness that permeated the financial markets. In addition, poor stock selection in a number of sectors further hampered results.

International equity markets have suffered substantial shocks over the period, including the terrorist attacks on the United States in September of 2001. Unfortunately, smaller international growth businesses — the types of companies the Fund emphasizes — suffered from an indiscriminate de-rating as risk premiums rose rapidly and investors looked to more defensive asset classes. As a result, smaller-cap value stocks performed relatively better than their growth stock counterparts. The dramatic outperformance of value has meant that our strategy has underperformed relative to the Fund's value-based index, the MSCI EAFE Small Cap Index.

In terms of individual stocks, the largest negative contributor during the period was Thiel Logistik, a German based logistics outsourcer. The company suffered problems integrating acquisitions in Switzerland. After meeting management several times, we were no longer confident that the firm could execute its business strategy and we eliminated the position from the portfolio. The Software and Media sectors were particularly affected by the poor market environment. Business Objects SA ADR (Business Objects), the French provider of business intelligence software, was a large detractor from performance. In July, the company announced that year-over-year license sales were flat and European sales declined. Its United States business grew 37% over the past four quarters, illustrating its strong product offering, and we continue to view Business Objects as a leader in the Business Intelligence sector. Modern Times Group, a Swedish media company, declined as fears over media spending hurt market sentiment towards all Media stocks. We believe that the company's pay television operations are tremendously undervalued and have maintained the company's position in the Fund.

Portfolio Highlights

Although the overall equity markets fell during the reporting period, we remain optimistic about a number of holdings within the Fund's portfolio

- **Brembo SpA —** Brembo SpA is an Italian specialist brake disc manufacturer and the market leader in design, production, and sale of complete braking systems for high performance vehicles such as Porsche, Ferrari, Mercedes, and BMW. The company is the dominant niche player in the high-end automotive parts market and enjoys near market captivity with these prestigious brands through long-term supply agreements. Its margins are nearly double the industry average and its return on capital is greater, yet its valuation is in line with its peers.

12

PORTFOLIO RESULTS

- **Anglo Irish Bank Corp. PLC —** Anglo Irish Bank Corp. PLC provides a range of banking and other financial services to its customers, such as secured lending and general banking. The company benefits from rigid lending criteria, including securing collateral against the personal assets of business owners; hence limiting bad debt exposure. We believe it is well positioned to take advantage of continued economic growth and increased penetration of financial products in the Irish economy.
- **Omega Pharma SA —** Omega Pharma SA is a Belgian developer and distributor of over-the-counter and generic drugs. The company is well placed to lead consolidation in an extremely fragmented market, as deregulation increases its pace in Europe. Company management is shareholder value oriented, and we believe strong cash flows and high margin products provide tremendous leverage for growth.

Outlook

We believe that economic fundamentals remain sound and that some economic recovery will occur over the second half of this year. Although the recovery may be more tepid than we have expected, a double-dip recession is a remote possibility. However, it is likely that we'll see more choppy growth in the coming months, rather than a smooth acceleration into recovery. Although precise opinions differ, equity market valuations now look compelling relative to bonds in any historical context. Although this does not necessarily indicate the direction of markets over the next three months, it should be reassuring for long-term investors.

The portfolio retains its focus on buying high quality companies that appear compelling given their underlying growth rates. We are not relying on a major economic recovery in our companies and remain extremely focused on valuations. At the same time, compelling values have emerged in the small-cap space, particularly among the high quality companies in the Fund's portfolio. We believe the Fund should benefit from increased investor appetite for risk, following the flight to safety we have seen in the past twelve months.

We thank you for your investment and look forward to earning your continued confidence.

Goldman Sachs International Small Cap Equity Investment Team

London, September 10, 2002

13

FUND BASICS

Emerging Markets Equity Fund

as of August 31, 2002

Assets Under Management

$91.5 Million

Number of Holdings

73

NASDAQ SYMBOLS

Class A Shares

GEMAX

Class B Shares

GEKBX

Class C Shares

GEMCX

Institutional Shares

GEMIX

Service Shares

GEMSX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	MSCI EMF Index[2]
Class A	-0.97%	2.47%
Class B	-1.27	2.47
Class C	-1.41	2.47
Institutional	-0.14	2.47
Service	-0.70	2.47

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) (with dividends reinvested) Index is an unmanaged market capitalization-weighted composite of securities in over 26 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	-6.52%	-6.48%	-2.54%	-0.37%	-0.78%
Since Inception (12/15/97)	-4.92	-4.59	-4.12	-3.05	-3.95

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 COMPANY HOLDINGS AS OF 8/31/02[4]

Company Holding	% of Total Net Assets	Line of Business
Samsung Electronics	9.1%	Semiconductors
Anglo American PLC	4.9	Mining
Telefonos de Mexico SA ADR	4.5	Telecommunications
Hana Bank	4.1	Banks
Taiwan Semiconductor	3.4	Semiconductors
Hyundai Motor Co. Ltd.	3.2	Auto
Surgutneftegaz ADR	3.2	Energy Resources
YUKOS ADR	3.1	Energy Resources
Impala Platinum Holdings Ltd.	2.9	Nonferrous Metals
SK Telecom Co. Ltd. ADR	2.7	Telecommunications

[4] *The top 10 company holdings may not be representative of the Fund's future investments.*

14

PORTFOLIO RESULTS

Emerging Markets Equity Fund

Dear Shareholder,

This report provides a summary of the performance of the Goldman Sachs Emerging Markets Equity Fund for the one-year period that ended August 31, 2002.

Performance Review

Over the one-year period that ended August 31, 2002, the Fund's Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -0.97%, -1.27%, -1.41%, -0.14%, and -0.70%, respectively. These returns compare to the 2.47% cumulative total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.

With regards to country allocation, the Fund's overweight position in Mexico detracted from results as the market corrected due to concerns that the U.S. recession might impact a Mexican economic recovery. An underweight position in Malaysia also negatively contributed to performance as the market showed earnings resilience and rose by 6% during the period. However, an overweight position in South Korea added to performance as the market rose strongly due to consistent earnings upgrades.

On the stock level, overweight positions in Telefonos De Mexico, the leading Mexican telecommunications company and Televisa, the Mexican media giant, hurt performance as these companies were negatively impacted by the weak economy. Similarly, an overweight position in Unibanco, one of Brazil's leading retail banks, also contributed negatively as the stock declined on fears of a debt restructuring. On the positive side, overweight positions in Hana Bank, a leading Korean bank, and Samsung Electronics, Korea's largest technology company, enhanced performance as these companies continued to generate better-than-expected results.

Regional Allocation

During the period, we reduced an underweight position in Europe, Middle East, Africa (EMEA) by adding to the Fund's overweight in South Africa and Russia. In South Africa, we purchased Impala Platinum Holdings, a platinum producer, and Harmony Gold Mining, a gold producer, which are both positioned to benefit from increased cost efficiencies. Russia is one of the Fund's largest overweight markets as it continues to benefit from structural reforms and improved corporate governance along with a gradually recovering economic outlook.

In Latin America, we reversed an underweight position by adding to the Fund's weighting in Brazil, taking advantage of current market weakness. We bought Embraer, the world's second largest regional jet maker, on signs of improving orders. We also increased an existing overweight position in Mexico as the market correction presented an opportunity to add to some of the Fund's Mexican holdings at very cheap price. For instance, Grupo Financiero Bancomer, the leading Mexican retail bank, is trading at an attractive 1.5 times price to book value.

We reduced the Fund's overweight position in Asia (ex-Japan) to an underweight by cutting back on positions in Taiwanese, Indonesian, Indian, and Malaysian holdings. In the case of our Taiwanese holdings, we have further reduced the Fund's position in the Information Technology sector due to the lack of earnings visibility and an uncertain outlook for 2003.

15

PORTFOLIO RESULTS

Portfolio Highlights

- **Samsung Electronics —** Samsung Electronics is the largest Korean technology company that operates in the semiconductor, wireless handset, and consumer electronics markets. The company has benefited from increased cost efficiency and technological innovations, which have allowed it to gain market, share globally in all of its businesses. The stock is very inexpensive as it currently trades at eight times earnings.
- **Surgutneftegaz ADR —** Surgutneftegaz ADR (Surgutneftegaz) is one of Russia's leading integrated oil producers. It has benefited from high production growth and lower finding costs on the back of western technology transfer. In addition, the company's strong balance sheet allows for expansion through acquisitions. The stock trades at a significant discount compared to other major oil producers. We expect this gap to narrow over time as Surgutneftegaz continues to deliver higher return on capital employed.
- **Hana Bank —** Hana Bank is the third largest bank in Korea, and is benefiting from significant loan growth from its retail clients, which has led to high earnings growth for the company. We believe its recently announced acquisition of Seoul Bank will further enhance its position in the market and allow for significant synergies.

Outlook

We remain optimistic on the outlook for global emerging markets, as we believe that the emerging markets' companies continue to offer exceptional value. Although investor sentiment is cautious, we find valuations to be very attractive. Growth in emerging markets earnings remains resilient, driven primarily by domestic demand and secular growth. For instance, the energy sector, which is responsible for over 30% of global emerging market earnings, is undergoing structural changes that are allowing for higher than average production growth. The main risk remains a major global recession. However, should this be the case, emerging markets are likely to benefit from lower interest rates versus the developed markets.

We thank you for your investment and look forward to earning your continued confidence.

Goldman Sachs Emerging Markets Equity Investment Team

New York, London and Singapore
September 10, 2002

16

FUND BASICS

Asia Growth Fund

as of August 31, 2002

Assets Under Management

$37.9 Million

Number of Holdings

78

NASDAQ SYMBOLS

Class A Shares

GSAGX

Class B Shares

GSABX

Class C Shares

GSACX

Institutional Shares

GSAIX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	MSCI AC Asia Free (Ex Japan) Index (unhedged)[2]
Class A	7.18%	5.92%
Class B	6.73	5.92
Class C	6.62	5.92
Institutional	7.80	5.92

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free ex Japan Index (unhedged) is a market capitalization-weighted composite of securities in 11 Asian countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional
One Year	0.00%	0.38%	4.40%	6.69%
Five Years	-12.15	-11.90	N/A	-10.49
Since Inception	-5.74 (7/8/94)	-10.31 (5/1/96)	-11.20 (8/15/97)	-8.31 (2/2/96)

[3] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 COMPANY HOLDINGS AS OF 8/31/02[4]

Company Holding	% of Total Net Assets	Line of Business
Samsung Electronics	9.7%	Semiconductors
Taiwan Semiconductor	3.8	Semiconductors
Hyundai Motor Co. Ltd.	3.2	Auto
United Overseas Bank Ltd.	2.8	Banks
Hana Bank	2.8	Banks
Hutchison Whampoa Ltd.	2.8	Multi-Industrial
Hang Seng Bank Ltd.	2.6	Banks
China Mobile Ltd.	2.6	Telecommunications
DBS Group Holdings Ltd.	2.6	Banks
SK Telecom Co. Ltd. ADR	2.4	Telecommunications

[4] The top 10 company holdings may not be representative of the Fund's future investments.

17

PORTFOLIO RESULTS

Asia Growth Fund

Dear Shareholder,

This report provides a summary of the performance of the Goldman Sachs Asia Growth Fund for the one-year period that ended August 31, 2002.

Performance Review

Over the one-year period that ended August 31, 2002, the Fund's Class A, B, C, and Institutional Shares generated cumulative total returns, without sales charges, of 7.18%, 6.73%, 6.62%, and 7.80%, respectively. These returns compare to the 5.92% cumulative total return of the Fund's benchmark, the MSCI AC Asia Free Ex Japan Index (unhedged).

The Fund outperformed its benchmark over one of the most volatile periods in the history of equity markets. The Fund was defensively positioned at the beginning of the reporting period and performed well following the tragic events of September 11. This was, in part, due to its overweight position in utilities and petroleum companies. However, the brief market recovery that occurred during the fourth quarter of 2001 negatively impacted relative results, as the Fund was underweight in the strong- performing Technology, Media, and Telecom (TMT) sectors.

During the first half of 2002, we selectively increased the Fund's holdings in certain Technology stocks that had reasonable valuations and strong leadership in their respective markets. However, this strategy detracted from results as the Technology sector has performed poorly thus far in 2002. Fortunately, the Fund's position in the Consumer Discretionary sector and an underweight in Telecom companies more than compensated for the weakness in the Technology sector. During the last two months of the reporting period, the Fund performed very well, mainly due to strong stock selection in the Consumer Discretionary, Energy, Financials, Industrials, and Utilities sectors. These results were partially offset by some of the Fund's positions in the Technology and Telecom sectors.

Portfolio Composition

As of August 31, 2002, the Fund was overweight in Korea, China, India, and Thailand and underweight in Hong Kong, Singapore, Taiwan, Indonesia, and Malaysia.

Portfolio Highlights

- **Samsung Electronics —** Samsung Electronics is one of the leading memory chip (DRAM) producers in the world and has benefited from a significant pickup in global DRAM prices. Its telecommunications equipment division has also been doing exceptionally well. It is the largest producer of CDMA cellular handsets globally and has been gaining market share in GSM (global system for mobile communications) cellular handsets. Samsung's stock rose 74% during the period.
- **Hyundai Motor —** Hyundai Motor manufactures and sells passenger cars, trucks, and commercial vehicles in Korea and overseas. Its stock exhibited exceptional performance over the period, appreciating 60% on the back of strong market share gains in Korea following Daewoo's collapse. The company also made significant headway into the U.S. market,

18

PORTFOLIO RESULTS

enjoying sales growth in the range of 20-30% against a backdrop of slowing industry sales. The weaker Korean won also directly benefited the company. Valuations remain very attractive at six times the price-to-earnings ratio and 0.8 times the price-to-book ratio.

- **Esprit —** Esprit is mainly engaged in designing, manufacturing, and distributing fashion products. It has a strong franchise in Europe and Asia and has expanded its reach in the United States, which should provide a major source of growth in the future. The company is well managed and enjoys good earnings visibility on the back of strong same-store growth, well-planned expansions, and margin improvement from economies of scale. The stock appreciated 46% during the period.

Outlook

The near-term outlook for Asia is clouded by a weaker-than-expected U.S. economy, poor U.S. corporate earnings outlook, and concerns over a potential war with Iraq. However, we remain optimistic about Asia ex-Japan over the longer term. We believe Asia will be a significant beneficiary of a global economic recovery and outsourcing trend, given its cost advantage and the large pool of skilled labor. The long-term trend of increased domestic spending also remains intact. Market valuations are relatively inexpensive and earnings visibility is improving as post-Asian crisis restructuring is benefiting many corporations.

The Fund remains overweight in Consumer Discretionary stocks, as we believe this sector will benefit from growing domestic demand. In addition, the Fund remains underweight in Telecom, Information Technology, and Industrials. We continue to favor Korea (because of its successful push to broaden its domestic economy and the compelling stock valuations). The Fund remains underweight in Hong Kong because of the structural deflationary trend stemming from its integration with China.

We thank you for your investment and we look forward to earning your continued confidence.

Goldman Sachs Asia Equity Investment Team

Singapore, September 10, 2002

19

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on October 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs European Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (“MSCI Europe Index”) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

European Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 1, 1998 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	One Year

Class A (commenced October 1, 1998)
Excluding sales charges	-1.44%	-15.31%
Including sales charges	-2.85%	-19.95%

Class B (commenced October 1, 1998)
Excluding contingent deferred sales charges	-1.95%	-15.88%
Including contingent deferred sales charges	-2.71%	-20.09%

Class C (commenced October 1, 1998)
Excluding contingent deferred sales charges	-1.92%	-15.86%
Including contingent deferred sales charges	-1.92%	-16.70%

Institutional Class (commenced October 1, 1998)	-0.84%	-14.95%

Service Class (commenced October 1, 1998)	-1.27%	-15.29%

GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments
August 31, 2002

Shares

	Description	Value
Common Stocks – 96.2%

Denmark – 0.6%
9,202	Group 4 Falck A/S (Electrical Equipment)	$274,696

Finland – 2.5%
85,168	Nokia Oyj (Telecommunications)	1,137,658

France – 14.5%
16,014	BNP Paribas SA (Banks)	746,965
16,072	Business Objects SA ADR* (Software & Services)	307,297
44,913	European Aeronautic Defense & Space Co. (Aerospace/Defense)	600,380
10,089	Lafarge SA (Construction)	933,573
28,079	NRJ Group (Media)	451,906
8,644	Pernod-Ricard SA (Food & Beverage)	755,778
5,829	Sanofi-Synthelabo SA (Health)	349,582
10,582	Schneider Electric SA (Electrical Equipment)	486,742
11,692	Total Fina SA Class B (Energy Resources)	1,667,291
13,189	Vivendi Universal SA (Conglomerates)	165,569

		6,465,083

Germany – 4.0%
15,736	Bayerische Motoren Werke (BMW) AG (Auto)	594,791
3,326	Muenchener Rueckversicherungs-Gesellschaft AG (Property Insurance)	605,716
7,708	SAP AG (Software & Services)	593,581

		1,794,088

Ireland – 3.3%
39,662	Allied Irish Banks PLC (Banks)	513,460
80,527	Bank of Ireland (Banks)	940,867

		1,454,327

Italy – 7.4%
78,500	ENI SpA (Energy Resources)	1,188,708
149,500	Snam Rete Gas SpA (Energy Resources)	447,197
68,296	Telecom Italia SpA (Telecommunications)	543,218
292,500	UniCredito Italiano SpA (Banks)	1,107,316

		3,286,439

Netherlands – 6.3%
31,414	ASML Holdings NV* (Semiconductors)	321,341
4,093	Gucci Group (Apparel)	365,895
42,586	ING Groep NV (Financial Services)	929,716
5,214	Royal Dutch Petroleum Co. (Energy Resources)	235,227
39,073	VNU NV (Media)	958,021

		2,810,200

Spain – 4.3%
11,518	Acerinox SA (Steel)	430,953
25,857	Industria de Diseno Textil SA (Inditex) (Consumer Durables & Apparel)	504,649
104,797	Telefonica de Espana SA* (Telecommunications)	960,990

		1,896,592

Sweden – 2.4%
27,785	Investor AB Series B (Financial Services)	172,969
39,240	Securitas AB Series B (Business Services)	609,654
104,386	Skandia Forsakrings AB (Insurance)	283,259

		1,065,882

Switzerland – 16.9%
17,132	Adecco SA (Business Services)	748,940
7,769	Converium Holding AG (Insurance)	360,855
33,789	Credit Suisse Group (Banks)	785,843
6,934	Nestle SA (Food & Beverage)	1,487,904
47,391	Novartis AG (Health)	1,923,305
10,243	Roche Holding AG (Health)	735,495
20,513	Syngenta AG (Chemicals)	1,136,649
7,876	UBS AG (Banks)	371,074

		7,550,065

United Kingdom – 34.0%
52,724	Amvescap PLC (Financial Services)	356,211
13,853	AstraZeneca PLC (Health)	390,667
35,333	BAA PLC (Transportation)	303,521
128,829	Barclays PLC (Banks)	925,223
103,288	BP PLC (Energy Resources)	800,146
71,468	British Sky Broadcasting Group PLC* (Media)	674,771
161,967	Capita Group PLC (Commercial Services & Supplies)	727,009
56,701	Exel PLC (Transportation)	647,682
122,197	GlaxoSmithKline PLC (Health)	2,299,901
65,429	HSBC Holdings PLC (Banks)	744,849
176,520	International Power PLC* (Electrical Utilities)	357,915
420,533	Legal & General Group PLC (Insurance)	798,981
34,748	P & O Princess Cruises PLC (Leisure)	225,889

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments (continued)
August 31, 2002

Shares

	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
28,445	Reckitt Benckiser PLC (Food & Beverage)	$526,565
69,574	Royal Bank of Scotland Group PLC (Banks)	1,661,606
110,083	Shell Transport & Trading Co. PLC (Energy Resources)	738,626
27,893	Six Continents PLC (Leisure)	262,059
283,351	Tesco PLC (Specialty Retail)	927,577
1,135,039	Vodafone Group PLC (Telecommunications)	1,818,303

		15,187,501

TOTAL COMMON STOCKS
(Cost $47,012,685)		$42,922,531

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligations – 7.6%

State Street Bank & Trust Euro – Time Deposits
EUR 1,975,435	3.30%	09/02/2002	$1,937,408
EUR 1,484,477	3.20	09/03/2002	1,455,900

TOTAL SHORT-TERM OBLIGATIONS
(Cost $3,397,358)			$3,393,308

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $50,410,043)			$46,315,839

Shares

	Description	Value
Securities Lending Collateral – 3.1%

1,392,766	Boston Global Investment Trust – Enhanced Portfolio	$1,392,766

TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,392,766)		$1,392,766

TOTAL INVESTMENTS
(Cost $51,802,809)		$47,708,605

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt
EUR	—	Euro currency

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Aerospace/Defense	1.3%
Apparel	0.8
Auto	1.3
Banks	17.5
Business Services	3.0
Chemicals	2.6
Commercial Services & Supplies	1.6
Conglomerates	0.4
Construction	2.1
Consumer Durables & Apparel	1.1
Electrical Equipment	1.7
Electrical Utilities	0.8
Energy Resources	11.4
Financial Services	3.3
Food & Beverage	6.2
Health	12.8
Insurance	3.2
Leisure	1.1
Media	4.7
Property Insurance	1.4
Semiconductors	0.7
Software & Services	2.0
Specialty Retail	2.1
Steel	1.0
Telecommunications	10.0
Transportation	2.1

TOTAL COMMON STOCK	96.2%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on December 1, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (“MSCI EAFE”) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

International Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 1, 1992 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	Five Years	One Year

Class A (commenced December 1, 1992)
Excluding sales charges	4.16%	-2.93%	-16.76%
Including sales charges	3.56%	-4.02%	-21.34%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	-0.70%	-3.42%	-17.20%
Including contingent deferred sales charges	-0.70%	-3.81%	-21.34%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-4.52%	-3.43%	-17.21%
Including contingent deferred sales charges	-4.52%	-3.43%	-18.04%

Institutional Class (commenced February 7, 1996)	1.68%	-2.32%	-16.22%

Service Class (commenced March 6, 1996)	0.90%	-2.78%	-16.63%

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments
August 31, 2002

Shares	Description	Value
Common Stocks – 95.9%

Australia – 0.4%
2,135,667	Insurance Australia Group Ltd. (Insurance)	$3,756,381

Denmark – 0.3%
83,294	Group 4 Falck A/S (Commercial Services & Supplies)	2,486,470

Finland – 2.0%
1,458,634	Nokia Oyj (Telecommunications)	19,484,160

France – 8.9%
521,117	BNP Paribas SA (Banks)	24,307,222
297,048	Business Objects SA ADR* (Software & Services)	5,679,558
931,797	European Aeronautic Defense & Space Co. (Aerospace/Defense)	12,455,909
109,335	Lafarge SA (Construction)	10,117,177
234,489	Total Fina SA Class B (Energy Resources)	33,438,372

		85,998,238

Germany – 1.9%
135,221	Bayerische Motoren Werke (BMW) AG (Auto)	5,111,097
173,653	SAP AG (Software & Services)	13,372,753

		18,483,850

Hong Kong – 0.5%
463,900	Hang Seng Bank Ltd. (Banks)	4,995,910

Ireland – 4.1%
782,392	Allied Irish Banks PLC (Banks)	10,128,767
2,548,732	Bank of Ireland (Banks)	29,796,049

		39,924,816

Italy – 4.6%
686,000	ENI SpA (Energy Resources)	10,387,946
389,063	Telecom Italia SpA (Telecommunications)	3,094,561
8,081,000	UniCredito Italiano SpA (Banks)	30,592,196

		44,074,703

Japan – 18.8%
265	Canon, Inc. (Computer Hardware)	9,061
522,900	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals & Biotechnology)	5,262,690
2,262	Dentsu, Inc. (Media)	9,792,125
623,000	Fuji Photo Film Co. Ltd. (Leisure)	18,994,062
526,100	Honda Motor Co. Ltd. (Auto)	22,242,995
52	Hoya Corp. (Electrical Equipment)	3,258
838,400	Isetan Co. Ltd. (Specialty Retail)	7,534,196
614,000	Kao Corp. (Consumer Products)	14,039,752
790	Mitsui Marine & Fire (Insurance)	3,932
2,523,000	Mitsui O.S.K. Lines Ltd. (Transportation-Shipping)	4,993,515
53,000	NGK Insulators Ltd. (Multi-Industrial)	358,437
461,000	Nomura Holdings Inc. (Financial Services)	6,068,497
1,213,000	Ricoh Co. Ltd. (Computer Hardware)	21,657,978
67,100	Rohm Co. Ltd. (Semiconductors)	9,143,707
527,400	Shin-Etsu Chemical Co. Ltd. (Chemicals)	19,011,008
227,700	Skylark Co. Ltd. (Restaurants)	5,398,370
11	SMC Corp. (Machinery)	1,099
46,000	Sumitomo Corp. (Wholesale)	248,335
185,000	Sumitomo Mitsui Banking Corp. (Banks)	948,878
710,000	Takeda Chemical Industries Ltd. (Drugs)	29,958,311
269,600	Toppan Forms Co. Ltd. (Publishing)	3,984,908
56,200	Toyota Motor Corp. (Auto)	1,389,203

		181,044,317

Mexico – 2.0%
9,016,151	Grupo Financiero BBVA Bancomer SA de CV Class B* (Financial Services)	7,147,448
127,300	Grupo Televisa SA ADR* (Media)	4,040,502
268,100	Telefonos de Mexico SA de CV ADR Series L (Telecommunication Services)	7,943,803

		19,131,753

Netherlands – 8.0%
849,118	ASML Holdings NV* (Semiconductors)	8,685,816
180,374	Gucci Group (Apparel)	16,124,597
709,173	ING Groep NV (Financial Services)	15,482,304
34,950	Royal Dutch Petroleum Co. (Energy Resources)	1,576,752
246,309	Vedior NV (Commercial Services & Supplies)	2,323,879
1,336,331	VNU NV (Media)	32,765,160

		76,958,508

Russia – 0.5%
35,700	YUKOS ADR (Energy Resources)	4,621,365

Singapore – 2.6%
3,573,000	Keppel Corp. Ltd. (Multi-Industrial)	9,025,151
2,156,000	United Overseas Bank Ltd. (Banks)	16,263,794

		25,288,945

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
August 31, 2002

Shares	Description	Value
Common Stocks – (continued)

South Korea – 1.2%
340,668	Hyundai Motor Co. Ltd. GDR (Automobiles & Components)	$4,820,452
51,500	Samsung Electronic ADR† (Technology Hardware & Equipment)	7,107,000

		11,927,452

Spain – 2.4%
496,180	Industria de Diseno Textil SA (Inditex) (Consumer Durables & Apparel)	9,683,906
1,524,285	Telefonica de Espana SA* (Telecommunications)	13,977,710

		23,661,616

Sweden – 2.3%
296,768	Eniro AB (Media)	1,440,070
922,592	Securitas AB Series B (Business Services)	14,333,890
2,502,417	Skandia Forsakrings AB (Insurance)	6,790,494

		22,564,454

Switzerland – 10.8%
315,809	Adecco SA (Business Services)	13,805,858
342,482	Converium Holding AG* (Insurance)	15,907,634
488,770	Credit Suisse Group (Banks)	11,367,502
85,168	Nestle SA (Food & Beverage)	18,275,420
987,788	Novartis AG (Health)	40,088,157
93,778	Syngenta AG (Chemicals)	5,196,349

		104,640,920

Taiwan – 0.4%
448,150	Taiwan Semiconductor Manufacturing Co. Ltd. ADR* (Semiconductors)	3,661,385

United Kingdom – 24.0%
1,016,068	Amey PLC (Commercial Services & Supplies)	1,956,560
1,643,976	Amvescap PLC (Financial Services)	11,106,949
291,919	AstraZeneca PLC (Health)	8,232,387
610,566	BAA PLC (Transportation)	5,244,942
1,732,590	British Sky Broadcasting Group PLC* (Media)	16,358,395
1,523,548	Capita Group PLC (Commercial Services & Supplies)	6,838,631
1,689,928	Exel PLC (Transportation)	19,303,658
1,907,887	GlaxoSmithKline PLC (Drugs)	35,908,831
6,552,024	International Power PLC* (Electrical Utilities)	13,285,008
4,726,605	Legal & General Group PLC (Financial Services)	8,980,197
499,619	Reckitt Benckiser PLC (Food & Beverage)	9,248,795
1,185,892	Royal Bank of Scotland Group PLC (Banks)	28,322,143
7,639,607	Tesco PLC (Specialty Retail)	25,009,006
25,931,672	Vodafone Group PLC (Telecommunications)	41,541,858

		231,337,360

United States – 0.2%
57,620	Gen-Probe, Inc. (Health Diagnostics)	1,619,489

TOTAL COMMON STOCKS
(Cost $1,047,401,221)		$925,662,092

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 3.7%

State Street Bank & Trust Euro – Time Deposit
$35,520,000	1.81%	09/03/2002	$35,520,000

TOTAL SHORT-TERM OBLIGATION
(Cost $35,520,000)			$35,520,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,082,921,221)			$961,182,092

Shares	Description	Value
Securities Lending Collateral – 10.7%

103,345,364	Boston Global Investment Trust — Enhanced Portfolio	$103,345,364

TOTAL SECURITIES LENDING COLLATERAL
(Cost $103,345,364)		$103,345,364

TOTAL INVESTMENTS
(Cost $1,186,266,585)		$1,064,527,456

*	Non-income producing security.

†	Security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A securities amounts to $7,107,000, which represents 0.7% of Net Assets as of August 31, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Aerospace/Defense	1.3%
Apparel	1.7
Auto	3.0
Automobiles & Components	0.5
Banks	16.2
Business Services	2.9
Chemicals	2.5
Commercial Services & Supplies	1.4
Computer Hardware	2.2
Construction	1.0
Consumer Durables & Apparel	1.0
Consumer Products	1.5
Drugs	6.8
Electrical Utilities	1.4
Energy Resources	5.2
Financial Services	5.1
Food & Beverage	2.9
Health	5.0
Health Diagnostics	0.2
Insurance	2.7
Leisure	2.0
Media	6.7
Multi-Industrial	1.0
Pharmaceuticals & Biotechnology	0.5
Publishing	0.4
Restaurants	0.6
Semiconductors	2.2
Software & Services	2.0
Specialty Retail	3.4
Technology Hardware & Equipment	0.7
Telecommunications Services	0.8
Telecommunications	8.1
Transportation	2.5
Transportation Shipping	0.5

TOTAL COMMON STOCK	95.9%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS JAPANESE EQUITY FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Japanese Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Tokyo Price Index (“Topix”) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Japanese Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	One Year

Class A (commenced May 1, 1998)
Excluding sales charges	-1.46%	-11.84%
Including sales charges	-2.73%	-16.66%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	-1.90%	-12.25%
Including contingent deferred sales charges	-2.35%	-16.64%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	-1.91%	-12.28%
Including contingent deferred sales charges	-1.91%	-13.15%

Institutional Class (commenced May 1, 1998)	-0.86%	-11.38%

Service Class (commenced May 1, 1998)	-1.34%	-11.65%

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments
August 31, 2002

Shares	Description	Value
Common Stocks – 98.1%

34,000	Air Water, Inc. (Industrial Services)	$131,722
45,000	Asahi Glass Co. Ltd. (Building Materials)	271,361
11,600	Bandai Co. Ltd. (Entertainment)	427,911
21,900	Banyu Pharmaceutical Co. Ltd. (Drugs)	257,115
500	Bellsystem24, Inc. (Business Services)	107,593
17,900	C&S Co. Ltd. (Specialty Retail)	373,121
22,000	Canon, Inc. (Business Machines)	752,263
14,000	Daikin Industries Ltd. (Machinery)	247,021
41,000	Daiwa Securities Group, Inc. (Financial Services)	212,709
106	Dentsu, Inc. (Advertising)	458,871
64,000	Dowa Mining Co. Ltd. (Mining)	287,295
59	East Japan Railway Co. (Railroads)	283,236
3,500	Eneserve Corp. (Electrical Equipment)	143,555
3,700	FP Corp. (Consumer Products)	89,746
19,000	Fuji Photo Film Co. Ltd. (Optical Products)	579,273
2,100	Fuji Seal, Inc. (Packaging)	91,085
4,600	Funai Electric Co. Ltd. (Electrical Equipment)	502,480
3,300	Hokuto Corp. (Food & Beverage)	86,992
24,400	Honda Motor Co. Ltd. (Auto)	1,031,608
5,800	Hoya Corp. (Electrical Equipment)	363,431
40,000	Isetan Co. Ltd. (Specialty Retail)	359,456
8,000	ITO-YOKADO Co. Ltd. (Retail)	340,254
99,000	Itochu Corp. (Wholesale Trade)	264,311
10	Japan Real Estate Investment Corp. (REIT)	44,721
32,000	Kao Corp. (Consumer Products)	731,713
17,500	Katokichi Co. Ltd. (Food & Beverage)	288,879
2,100	Keyence Corp. (Industrial Parts)	365,933
11,500	Komeri Co. Ltd. (Home Products)	334,147
3,500	KOSE Corp. (Cosmetics)	110,245
7,000	Leopalace21 Corp.* (Real Estate Services)	47,400
25,000	Matsushita Electric Works Ltd. (Construction)	149,493
11,900	Meitec Corp. (Business Services)	324,723
86,000	Minebea Co. Ltd. (Electronics Equipment)	493,974
6,000	MISUMI Corp. (Industrial Parts)	185,960
142,000	Mitsui Mining & Smelting Co. Ltd. (Mining)	369,546
236,000	Mitsui O.S.K. Lines Ltd. (Ship Transportation)	467,091
83,000	Mitsui Sumitomo Insurance Co. Ltd. (Insurance)	413,130
44,000	NGK Insulators Ltd. (Multi-Industrial)	297,570
3,300	Nintendo Co. Ltd. (Entertainment)	398,551
11,500	Nippon Kanzai Co. Ltd. (Business Services)	198,551
35,000	Nippon Mining & Metals Co. Ltd. (Mining)	104,940
2,400	Nippon System Development Co. Ltd. (Computer Software)	65,086
64	Nippon Telephone & Telegraph Corp. (Telecommunications)	251,181
43,000	Nissan Chemical Industries Ltd. (Chemicals)	203,529
4,000	Nissan Motor Co. Ltd. (Auto)	29,174
3,000	Nomura Research Institute Ltd. (Computer Software)	379,501
29,000	NTN Corp. (Industrial Parts)	100,139
641	NTT DoCoMo, Inc. (Telecommunications)	1,360,441
2,200	ORIX Corp. (Financial Services)	156,197
5,500	Paris Miki, Inc. (Specialty Retail)	102,139
3,900	Park24 Co. Ltd. (Business Services)	71,276
3,700	Plenus Co. Ltd. (Business Services)	144,903
51,000	Ricoh Co. Ltd. (Business Machines)	910,599
3,500	Rohm Co. Ltd. (Electronics Equipment)	476,944
64,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	253,876
8,700	Sanyo Electric Credit Co. Ltd. (Financial Services)	223,481
6,300	Sato Corp. (Electronics Equipment)	142,464
11,000	Secom Co. Ltd. (Business Services)	506,759
24,300	Shin-Etsu Chemical Co. Ltd. (Chemicals)	875,934
20,300	Skylark Co. Ltd. (Restaurants)	481,278
3,500	SMC Corp. (Machinery)	349,602
3,400	Sony Corp. (Electronics Equipment)	148,044
11,900	Sumisho Lease Co. Ltd. (Financial Services)	180,101
69,000	Sumitomo Mitsui Banking Corp. (Banks)	353,906
6,200	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	142,814
5,000	Suzuki Motor Corp. (Auto)	53,902
3,600	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	136,438
26,000	Takeda Chemical Industries Ltd. (Drugs)	1,097,065
52,000	The Nomura Securities Co. Ltd. (Financial Services)	684,516
66,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	284,600
20,000	Tokyo Broadcasting System, Inc. (Media)	357,940
29,900	Tokyo Electric Power (Electrical Utilities)	615,703
175,000	Tokyo Gas Co. Ltd. (Energy Resources)	498,168
26,800	Toppan Forms Co. Ltd. (Publishing)	396,126
35,800	Toyota Motor Corp. (Auto)	884,937
60	UFJ Holdings, Inc.* (Banks)	134,922
5,400	USS Co. Ltd. (Auto)	235,583

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments (continued)
August 31, 2002

Shares	Description	Value
Common Stocks – (continued)

24,000	Yamato Transport Co. Ltd. (Truck Freight)	$407,294
194	Yoshinoya D&C Co. Ltd. (Restaurants)	343,117

TOTAL COMMON STOCKS
(Cost $29,339,992)		$27,028,655

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $29,339,992)		$27,028,655

Securities Lending Collateral – 5.7%

1,556,256	Boston Global Investment Trust – Enhanced Portfolio	$1,556,256

TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,556,256)		$1,556,256

TOTAL INVESTMENTS
(Cost $30,896,248)		$28,584,911

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Advertising	1.7%
Auto	8.1
Banks	2.8
Building Materials	1.0
Business Machines	6.0
Business Services	4.9
Chemicals	4.4
Computer Software	1.6
Construction	0.5
Consumer Products	3.0
Cosmetics	0.4
Drugs	4.9
Electrical Equipment	4.6
Electrical Utilities	2.2
Electronics Equipment	4.6
Energy Resources	1.8
Entertainment	3.0
Financial Services	5.3
Food & Beverage	1.4
Home Products	1.2
Industrial Parts	2.4
Industrial Services	0.5
Insurance	1.5
Machinery	2.2
Media	1.3
Mining	2.8
Multi-Industrial	1.1
Optical Products	2.1
Packaging	0.3
Publishing	1.4
REIT	0.2
Railroads	1.0
Real Estate	0.5
Real Estate Services	0.2
Restaurants	3.0
Retail	1.2
Ship Transportation	1.7
Specialty Retail	3.0
Telecommunications	5.8
Truck Freight	1.5
Wholesale Trade	1.0

TOTAL COMMON STOCK	98.1%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Growth Opportunities Fund. For comparative purposes, the performance of the Fund’s benchmark, Morgan Stanley Capital International Europe, Australasia and Far East Small Cap Index unhedged (“MSCI EAFE Small Cap Index”) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

International Growth Opportunities Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	One Year

Class A (commenced May 1, 1998)
Excluding sales charges	-2.61%	-18.86%
Including sales charges	-3.86%	-23.31%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	-3.01%	-19.15%
Including contingent deferred sales charges	-3.46%	-23.19%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	-3.04%	-19.25%
Including contingent deferred sales charges	-3.04%	-20.06%

Institutional Class (commenced May 1, 1998)	-1.96%	-18.25%

Service Class (commenced May 1, 1998)	-2.47%	-18.68%

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments
August 31, 2002

Shares	Description	Value
Common Stocks – 96.3%

Australia – 2.7%
89,985	Macquarie Bank Ltd. (Banks)	$1,201,884
187,160	Westfield Holdings Ltd. (Real Estate)	1,382,606

		2,584,490

Belgium – 1.9%
41,230	Omega Pharma SA (Drugs)	1,819,634

Denmark – 2.0%
29,929	Group 4 Falck A/S (Electrical Equipment)	893,433
22,279	ISS A/S* (Commercial Services & Supplies)	982,886

		1,876,319

Finland – 2.8%
89,389	M-real Oyj (Materials)	675,046
135,856	Sampo Oyj Series A (Financial Services)	954,004
136,207	Vacon Oyj (Machinery)	1,001,887

		2,630,937

France – 2.7%
37,367	Business Objects SA ADR* (Computer Software)	714,457
97,347	Elior (Food & Beverage)	631,077
17,415	Neopost SA* (Office)	631,951
37,507	Pinguely-Haulotte (Machinery)	216,663
5,276	Technip (Construction)	403,606

		2,597,754

Germany – 4.3%
15,687	Allbecon AG (Business Services)	22,001
22,381	Dis Deutscher Industrie (Business Services)	368,763
33,497	Fraport AG (Business Services)	821,304
25,358	Medion AG (Wholesale)	895,564
8,561	Singulus Technologies AG* (Machinery)	137,278
31,225	Suess MicroTec AG* (Semiconductors)	255,403
77,423	Techem AG* (Electronics Equipment)	501,155
34,846	Wedeco AG* (Business Services)	461,365
29,134	Zapf Creaton AG (Entertainment)	644,039

		4,106,872

Hong Kong – 3.2%
3,470,000	Denway Motors Ltd. (Auto)	1,023,218
702,000	Esprit Holdings Ltd. (Multi-Industry)	1,143,015
1,314,000	Texwinca Holdings Ltd. (Diversified Industrial Manufacturing)	901,281

		3,067,514

Hungary – 0.5%
26,824	OTP Bank RT GDR (Commercial Banks)	469,152

Ireland – 6.9%
346,690	Anglo Irish Bank Corp. PLC (Banks)	2,196,504
137,942	DCC PLC (Multi-Industry)	1,474,624
272,153	Grafton Group PLC (Specialty Retail)	1,094,348
212,914	IFG Group PLC (Financial Services)	247,161
767,506	Kingspan Group PLC (Construction)	1,505,463

		6,518,100

Italy – 5.1%
478,835	Brembo SpA (Auto)	2,484,276
160,650	Caltagirone Editore SpA (Publishing)	912,258
89,000	GranitiFiandre SpA (Materials)	662,506
70,041	Saipem SpA (Energy Resources)	429,329
8,000	Tod’s SpA (Apparel)	321,686

		4,810,055

Japan – 27.9%
13,500	Aderans Co. Ltd. (Specialty Retail)	271,740
74,000	Air Water, Inc. (Industrial Services)	286,689
20,700	ARRK Corp. (Manufacturing)	819,388
1,820	Bellsystem24, Inc. (Business Services)	391,637
6,700	Cawachi Ltd. (Specialty Retail)	507,854
6,500	Citizen Electronic (Electrical Equipment)	482,292
6,000	Daiichikosho Co. Ltd. (Leisure)	134,922
38,300	Dodwell B.M.S. Ltd. (Technology Hardware & Equipment)	272,892
15,800	Eneserve Corp. (Energy Resources)	648,048
27,800	Enplas Corp. (Electrical Equipment)	835,861
13,500	F.C.C. Co. Ltd. (Automotive Parts)	318,356
31,400	FP Corp. (Packaging)	761,629
30,100	Fuji Electronics Co. Ltd. (Wholesale)	182,524
13,100	Fuji Seal (Heavy Machinery)	568,198
22,600	Fujimi, Inc. (Diversified Industrial Manufacturing)	485,367
13,800	Fukuda Denshi Co. Ltd. (Health)	314,970
6,500	Funai Electric Co. Ltd. (Electrical Equipment)	710,027
41,000	Hakuto Co. (Electrical Equipment)	480,667

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
8,000	Hisamitsu Pharmaceutical Co., Inc. (Drugs)	$95,069
18,500	Hokuto Corp. (Food & Beverage)	487,683
74,400	Iuchi Seieido Co. (Electrical Equipment)	939,282
128,000	Kato Sangyo Co. Ltd. (Food & Beverage)	603,697
62,000	Kawasumi Labs, Inc. (Chemicals)	522,171
16,300	Kintetsu World Express, Inc. (Transportation)	178,465
25,200	Koekisha Co. Ltd. (Medical Providers)	505,125
29,700	Komeri Co. Ltd. (Home Products)	862,972
9,100	KOSE Corp. (Specialty Retail)	286,638
29,000	Kuroda Electric Co. Ltd. (Electronics Equipment)	665,558
190	Kyoto Kimono Yuzen Co. Ltd. (Specialty Retail)	576,073
42,000	Medical Support Co. (Food & Beverage)	298,901
20,500	Meitec Corp. (Business Services)	559,397
10,900	Milbon Co. Ltd. (Consumer Non-Durables)	358,024
80,000	Mirai Industry Co. Ltd. (Multi-Industry)	539,015
9,200	MISUMI Corp. (Industrial Parts)	285,139
19,300	Miyachi Technos Corp. (Manufacturing)	211,311
44,800	MKC-STAT Corp. (Business Services)	354,672
14,000	Nagaileben Co. Ltd. (Apparel)	353,729
55,000	Nippon Ceramic Co. Ltd. (Electronic Components)	419,211
47,900	Nippon Kanzai Co. Ltd. (Business Services)	827,010
44,100	Nishio Rent All Co. Ltd. (Business Services)	296,018
19,400	Noritsu Koki Co. Ltd. (Consumer Durables & Apparel)	397,035
16,600	OZEKI Co. Ltd. (Grocery)	517,286
11,800	Park24 Co. Ltd. (Commercial Services & Supplies)	215,657
9,300	People Co. Ltd. (Health)	218,529
18,600	Plenus Co. Ltd. (Business Services)	728,429
21,400	Relocation Services Corp. (Real Estate)	571,340
27,800	Sato Corp. (Electronics Equipment)	628,652
79,000	Shizuokagas Co. Ltd. (Energy Resources)	248,840
5,300	Sogo Medical Co. Ltd. (Business Services)	99,764
48,000	Star Micronics Co. Ltd. (Electronic Components)	265,600
8,300	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	191,186
39,400	Suruga Co. Ltd. (Consumer Durables)	829,578
16,200	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	613,972
42,000	Takara Co. Ltd. (Manufacturing)	325,431
43,500	Trusco Nakayama (Wholesale)	575,188
93,000	Uchida Yoko Co. Ltd. (Wholesale)	206,780
11,800	USS Co. Ltd. (Auto)	514,793
19	Works Applications Co. Ltd.* (Software & Services)	246,431
227	Yoshinoya D&C Co. Ltd. (Restaurants)	401,482

		26,494,194

Korea – 1.8%
44,830	Hanbit Soft Inc. (Software & Services)	659,210
72,890	Korea Electric Terminal Co. Ltd. (Electronic Components)	1,084,002

		1,743,212

Netherlands – 5.1%
109,468	ASM International NV* (Electronics Equipment)	1,395,689
20,102	IHC Caland NV (Energy)	1,010,395
34,525	Van der Moolen Holding NV (Financial Services)	748,315
70,347	Vedior NV (Business Services)	663,711
46,271	Volker Wessels Stevin NV (Construction)	998,366

		4,816,476

Norway – 2.1%
39,754	Gjensidige NOR Sparebank (Commercial Services & Supplies)	1,287,305
39,024	Tandberg ASA (Telecommunications)	463,517
35,834	Tomra Systems ASA (Machinery)	249,670

		2,000,492

Singapore – 0.7%
560,000	Chartered Semiconductor Manufacturing Ltd.* (Semiconductors)	672,058

Spain – 5.2%
43,969	ACS, Actividades de Construccion y Servicios SA (Construction)	1,199,239
82,335	Corporacion Mapfre SA (Insurance)	507,110

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
August 31, 2002

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Spain – (continued)
55,412	Grupo Auxiliar Metalurgico SA* (Energy Resources)	$869,525
51,571	Grupo Dragados SA (Capital Goods)	738,443
98,245	NH Hoteles SA* (Hotels)	1,021,350
19,035	Promotora de Informaciones SA (Media)	172,498
1,998	Sociedad General de Aguas de Barcelona SA (Multi-Industry)	19,791
31,594	Sogecable SA* (Broadcasting)	381,745

		4,909,701

Sweden – 3.3%
315,519	Eniro AB (Publishing)	1,531,059
50,802	Modern Times Group MTG AB Class B* (Media)	394,643
280,563	Observer AB (Business Services)	1,224,097

		3,149,799

Switzerland – 4.8%
1,553	Belimo Holding AG (Construction)	429,491
8,811	Komax Group (Machinery)	352,299
744	Lindt & Spruengli AG (Food & Beverage)	425,398
41,810	Logitech International SA* (Computer Hardware)	1,370,820
16,405	Nobel Biocare Holding AG* (Medical Products)	874,583
18,701	SEZ Holding AG (Machinery)	395,680
330	Societe Generale D’Affichage (Media)	131,727
7,000	Straumann AG (Medical Products)	552,779

		4,532,777

Taiwan – 1.2%
2,491,161	SinoPac Holdings Co.* (Diversified Financials)	1,092,934

United Kingdom – 12.1%
352,905	Amey PLC (Business Services)	679,561
176,477	Cattles PLC (Financial Services)	849,500
145,818	First Technology PLC (Auto)	927,616
66,945	Geest PLC (Food)	523,268
322,872	Halma PLC (Electronics Equipment)	619,679
100,826	Intertek Testing Services PLC* (Commercial Services & Supplies)	669,491
79,133	MAN Group PLC (Financial Services)	1,297,086
375,234	Michael Page International PLC (Business Services)	804,391
111,177	PizzaExpress PLC (Restaurants)	748,547
331,453	Redrow PLC (Construction)	1,462,116
266,129	Serco Group (Business Services)	731,149
130,665	The Berkeley Group PLC (Construction)	1,365,143
209,580	William Hill PLC* (Gaming)	836,921

		11,514,468

TOTAL COMMON STOCKS
(Cost $110,004,055)		$91,406,938

Preferred Stocks – 1.6%

Germany – 1.6%
39,910	Rhoen-Klinikum AG Non-Voting (Health)	$1,510,479

TOTAL PREFERRED STOCKS
(Cost $1,294,533)		$1,510,479

Units

	Description	Expiration	Value
		Date
Warrants – 0.0%

France – 0.0%
3,600	IPSOS (Media)	06/21/2003*	$141

TOTAL WARRANTS
(Cost $0)			$141

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $111,298,588)			$92,917,558

Units	Description	Value
Securities Lending Collateral – 11.4%

10,843,500	Boston Global Investment Trust – Enhanced Portfolio	$10,843,500

TOTAL SECURITIES LENDING COLLATERAL
(Cost $10,843,500)		$10,843,500

TOTAL INVESTMENTS
(Cost $122,142,088)		$103,761,058

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

As a % of
Total
Net Assets
Common and Preferred Stock Industry Classifications†

Apparel	0.7%
Auto	5.2
Automotive Parts	0.3
Banks	3.6
Broadcasting	0.4
Business Services	9.5
Capital Goods	0.8
Chemicals	1.2
Commercial Banks	0.5
Commercial Services & Supplies	3.3
Computer Hardware	1.4
Computer Software	0.7
Construction	7.8
Consumer Durables	0.9
Consumer Durables & Apparel	0.4
Consumer Non-Durables	0.4
Diversified Financials	1.1
Diversified Industrial Manufacturing	1.5
Drugs	2.0
Electrical Equipment	4.6
Electronic Components	1.9
Electronics Equipment	4.0
Energy	1.1
Energy Resources	2.3
Entertainment	0.7
Financial Services	4.3
Food	0.5
Food & Beverage	2.6
Gaming	0.9
Grocery	0.5
Health	2.2
Heavy Machinery	0.6
Home Products	0.9
Hotels	1.1
Industrial Parts	0.3
Industrial Services	0.3
Insurance	0.5
Leisure	0.1
Machinery	2.5
Manufacturing	1.4
Materials	1.4
Media	0.7
Medical Products	1.5
Medical Providers	0.5
Multi-Industry	3.3
Office	0.7
Packaging	0.8
Publishing	2.6
Real Estate	2.3
Restaurants	1.2
Semiconductors	1.0
Software & Services	1.0
Specialty Retail	2.9
Technology Hardware & Equipment	0.3
Telecommunications	0.5
Transportation	0.2
Wholesale	2.0

TOTAL COMMON AND PREFERRED STOCK	97.9%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on December 15, 1997 (commencement of operations) in Institutional Shares of the Goldman Sachs Emerging Markets Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Free Index (“MSCI EMF Index”) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Emerging Markets Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 15, 1997 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	One Year

Class A (commenced December 15, 1997)
Excluding sales charges	-5.24%	-0.97%
Including sales charges	-6.37%	-6.42%

Class B (commenced December 15, 1997)
Excluding contingent deferred sales charges	-5.65%	-1.27%
Including contingent deferred sales charges	-6.05%	-6.21%

Class C (commenced December 15, 1997)
Excluding contingent deferred sales charges	-5.64%	-1.41%
Including contingent deferred sales charges	-5.64%	-2.39%

Institutional Class (commenced December 15, 1997)	-4.56%	-0.14%

Service Class (commenced December 15, 1997)	-5.43%	-0.70%

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments
August 31, 2002

Shares

	Description	Value
Common Stocks – 90.0%

Brazil – 3.4%
53,081	Companhia Vale do Rio Doce ADR* (Materials)	$1,358,874
134,400	Unibanco – Uniao de Bancos Brasileiros SA GDR (Financial Services)	1,710,912

		3,069,786

China – 4.6%
655,500	China Mobile Ltd.* (Telecommunications)	1,815,254
283,000	CNOOC Ltd. (Energy Resources)	393,665
3,123,200	Denway Motors Ltd. (Auto)	920,956
873,900	Huaneng Power International, Inc. Class H (Utilities)	661,035
1,334,000	Yanzhou Coal Mining Co. Ltd. Class H (Mining)	466,051

		4,256,961

Hungary – 2.0%
105,415	OTP Bank Rt. GDR (Financial Services)	1,843,708

India – 4.1%
81,308	Hero Honda Motors Ltd. (Consumer Durables)	451,161
368,488	Hindustan Lever Ltd. (Consumer Cyclicals)	1,419,367
17,170	Infosys Technologies Ltd. (Computer Software)	1,282,011
34,025	Ranbaxy Laboratories Ltd. (Medical Products)	632,274

		3,784,813

Israel – 1.5%
31,400	Check Point Software Technologies Ltd.* (Internet)	525,982
12,620	Teva Pharmaceutical Industries Ltd. ADR (Medical Products)	836,706

		1,362,688

Malaysia – 1.7%
460,000	Gamuda Berhad (Construction)	714,210
299,000	Resorts World Berhad (Leisure)	818,316

		1,532,526

Mexico – 12.0%
90,000	America Movil SA de CV ADR Series L (Information Services)	1,246,500
48,512	Cemex SA de CV ADR (Construction)	1,142,458
3,027,618	Grupo Financiero BBVA Bancomer SA de CV Class B* (Banks)	2,400,109
39,194	Grupo Televisa SA ADR* (Broadcasting)	1,244,017
138,399	Telefonos de Mexico SA ADR (Telecommunications)	4,100,762
352,311	Wal-Mart de Mexico SA de CV Series C (Specialty Retail)	835,384

		10,969,230

Russia – 7.4%
77,400	Gazprom ADR (Energy Resources)	972,144
13,190	Sberbank RF (Banks)	2,004,880
53,202	Surgutneftegaz ADR (Energy Resources)	920,395
22,000	YUKOS ADR (Energy Resources)	2,847,900

		6,745,319

South Africa – 14.6%
22,971	Anglo American PLC (Mining)	293,680
329,384	Anglo American (Mining)	4,158,139
823,300	FirstRand Ltd. (Financial Services)	505,600
29,300	Gold Fields Ltd. ADR (Mining)	344,861
40,400	Gold Fields Ltd. (Mining)	480,099
117,876	Harmony Gold Mining Co. Ltd. (Mining)	1,661,486
5,100	Impala Platinum Holdings Ltd. ADR (Nonferrous Metals)	266,730
47,372	Impala Platinum Holdings Ltd. (Nonferrous Metals)	2,401,087
77,343	Liberty Group Ltd. (Insurance)	391,285
156,545	Nedcor Ltd. (Banks)	1,557,203
116,907	Sasol (Chemicals)	1,287,192

		13,347,362

South Korea – 26.1%
11,300	CJ39 Shopping Corp. (Retail)	874,242
241,883	Hana Bank (Banks)	3,779,106
55,960	Hyundai Department Store Co. Ltd. (Retail)	1,563,925
85,425	Hyundai Motor Co. Ltd. (Auto)	2,426,644
42,710	Kookmin Bank ADR (Banks)	1,998,828
9,191	Kookmin Bank (Banks)	431,560
76,800	Koram Bank* (Banks)	692,990
43,520	Korean Air Co. Ltd.* (Airlines)	570,861
7,558	LG Home Shopping, Inc. (Retail)	817,747
8,420	Pohang Iron & Steel Co. Ltd. (Steel)	759,763
27,096	Samsung Electronics Co. Ltd. (Semiconductors)	7,493,338
12,460	SK Telecom Co. Ltd. ADR (Telecommunications)	2,462,018

		23,871,022

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)
August 31, 2002

Shares

	Description	Value
Common Stocks – (continued)

Taiwan – 10.0%
1,805,000	Advanced Semiconductor Engineering, Inc.* (Electrical Equipment)	$1,029,468
22,500	China Steel Corp. (Steel)	10,464
1,106,970	Chinatrust Financial Holding Co. Ltd.* (Banks)	864,466
235,200	Compal Electronics, Inc. (Electronic Components)	222,198
400,822	Formosa Plastic Corp. (Chemicals)	481,830
114,810	Hon Hai Precision (Electrical Equipment)	436,540
477,137	Quanta Computer, Inc. (Telecommunications)	1,060,615
2,965,323	SinoPac Holdings Co.* (Financial Services)	1,300,961
950	Sunplus Technology Co. Ltd. GDR (Information Services)	3,467
2,135,252	Taiwan Semiconductor* (Semiconductors)	3,116,381
177,932	United Microelectronics Corp. ADR* (Electrical Equipment)	146,238
850,000	Winbond Electronics Corp. (Electrical Equipment)	502,194

		9,174,822

Thailand – 1.7%
613,730	Advanced Info Service Public Co. Ltd. – Alien Market (Telecommunications)	421,358
751,996	Bangkok Bank Public – Alien Market* (Banks)	1,121,585

		1,542,943

Turkey – 0.9%
18,456,748	Anadolu Efes Biracilik ve Malt Sanayii AS (Food & Beverage)	46,603
243,789,000	Turkiye Is Bankasi Class C* (Banks)	792,693

		839,296

TOTAL COMMON STOCKS
(Cost $83,542,789)		$82,340,476

Preferred Stocks – 8.7%

Brazil – 5.1%
297,610,000	Banco Bradesco SA (Banks)	$1,011,874
115,526	Empresa Brasileira de Aeronautica SA ADR (Materials)	2,019,395
143,456	Tele Norte Leste Participacoes SA ADR (Telecommunications)	1,248,067
25,800,000	Telemar Norte Leste SA (Telecommunications)	405,060

		4,684,396

Russia – 2.2%
93,600	Surgutneftegaz ADR (Energy Resources)	1,989,000

South Korea – 1.4%
39,690	Hyundai Motor Co. Ltd. (Auto)	505,700
5,880	Samsung Electronics Co. Ltd. (Electrical Utilities)	810,594

		1,316,294

TOTAL PREFERRED STOCKS
(Cost $9,170,642)		$7,989,690

Units

	Description	Expiration	Value
Date
Rights – 0.0%

Thailand – 0.0%
91,200	TelecomAsia Corp. Public – Alien Market (Telecommunications)	4/2008*	$—

TOTAL RIGHTS
(Cost $0)			$—

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $92,713,431)			$90,330,166

Shares

	Description	Value
Securities Lending Collateral – 3.3%

3,063,500	Boston Global Investment Trust – Enhanced Portfolio	$3,063,500

TOTAL SECURITIES LENDING COLLATERAL
(Cost $3,063,500)		$3,063,500

TOTAL INVESTMENTS
(Cost $95,776,931)		$93,393,666

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt
GDR—Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

As a % of
Total
Net Assets
Common and Preferred Stock Industry Classifications†

Airlines	0.6%
Auto	4.2
Banks	18.2
Broadcasting	1.4
Chemicals	1.9
Computer Software	1.4
Construction	2.0
Consumer Cyclicals	1.6
Consumer Durables	0.5
Electrical Equipment	2.3
Electrical Utilities	0.9
Electronic Components	0.2
Energy Resources	7.8
Financial Services	5.9
Information Services	1.4
Insurance	0.4
Internet	0.6
Leisure	0.9
Materials	3.7
Medical Products	1.6
Mining	8.1
Nonferrous Metals	2.9
Retail	3.6
Semiconductors	11.6
Specialty Retail	0.9
Steel	0.8
Telecommunications	12.6
Utilities	0.7

TOTAL COMMON AND PREFERRED STOCK	98.7%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS ASIA GROWTH FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on July 8, 1994 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Asia Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International All Country Asia Free ex Japan Index (unhedged) (“MSCI AC Asia Free Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from Class A due to differences in fees and loads.

Asia Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested July 8, 1994 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	Five Years	One Year

Class A (commenced July 8, 1994)
Excluding sales charges	-5.51%	-8.20%	7.18%
Including sales charges	-6.16%	-9.24%	1.29%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	-10.72%	-8.62%	6.73%
Including contingent deferred sales charges	-10.72%	-8.99%	1.73%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-11.70%	-8.69%	6.62%
Including contingent deferred sales charges	-11.70%	-8.69%	5.62%

Institutional Class (commenced February 2, 1996)	-8.75%	-7.55%	7.80%

GOLDMAN SACHS ASIA GROWTH FUND

Statement of Investments
August 31, 2002

Shares	Description	Value
Common Stocks – 99.9%

China – 6.0%
356,000	China Mobile Ltd.* (Telecommunications)	$985,859
926,000	Huaneng Power International, Inc. Class H (Utilities)	700,445
836,000	PetroChina Co. Ltd. Class H (Energy Resources)	170,418
1,132,000	Yanzhou Coal Mining Co. Ltd. Class H (Mining)	395,479

		2,252,201

Hong Kong – 22.1%
209,000	Cathay Pacific Airways Ltd. (Airlines)	324,222
88,000	Cheung Kong (Holdings) Ltd. (Real Estate)	628,982
158,900	CLP Holdings Ltd. (Electrical Utilities)	639,683
348,500	CNOOC Ltd. (Energy Resources)	484,779
84,000	Dah Sing Financial Group (Banks)	368,312
2,190,000	Denway Motors Ltd. (Auto)	645,778
369,000	Esprit Holdings Ltd. (Retail)	600,815
704,000	Giordano International Ltd. (Specialty Retail)	309,132
91,700	Hang Seng Bank Ltd. (Banks)	987,551
332,140	Hong Kong and China Gas Co. Ltd. (Energy Resources)	442,859
193,000	Hong Kong Electric Holdings Ltd. (Electrical Utilities)	752,215
155,500	Hutchison Whampoa Ltd. (Multi-Industrial)	1,051,632
60,000	Sun Hung Kai Properties Ltd. (Real Estate)	388,467
30,500	Swire Pacific Ltd. (Multi-Industrial)	138,034
400,000	Texwinca Holdings Ltd. (Diversified Operations)	274,362
156,100	The Wharf (Holdings) Ltd. (Real Estate)	325,212

		8,362,035

India – 6.5%
47,099	Hindustan Lever Ltd. (Consumer Cyclicals)	181,419
97,150	Hindustan Petroleum Corp. Ltd. (Energy Resources)	548,686
200,322	ICICI Bank Ltd. (Banks)	593,692
7,800	Infosys Technologies Ltd. (Computer Software)	582,393
29,864	Ranbaxy Laboratories Ltd. (Medical Products)	554,952

		2,461,142

Malaysia – 5.2%
29,400	British American Tobacco Malaysia Berhad (Tobacco)	280,461
266,000	Hong Leong Bank Berhad (Banks)	381,500
186,000	IOI Corp. Berhad (Agriculture)	286,342
262,500	Malakoff Berhad (Electrical Utilities)	291,513
98,200	Malayan Banking Berhad (Banks)	226,118
180,000	Resorts World Berhad (Leisure)	492,632

		1,958,566

Singapore – 9.8%
160,000	City Developments (Real Estate)	548,618
144,050	DBS Group Holdings Ltd. (Banks)	979,624
227,000	Keppel Corp. Ltd. (Multi-Industrial)	573,386
48,000	Singapore Airlines Ltd. (Airlines)	318,199
20,400	Singapore Press Holdings Ltd. (Publishing)	228,500
141,412	United Overseas Bank Ltd. (Banks)	1,066,742

		3,715,069

South Korea – 32.0%
8,657	CJ39 Shopping Corp. (Retail)	669,762
860	Daishin Securities Co. (Financial Services)	14,658
67,976	Hana Bank (Banks)	1,062,036
17,100	Hyundai Department Store Co. Ltd. (Retail-Major Department Store)	477,897
19,380	Hyundai Mobis (Automotive Parts)	462,277
35,170	Hyundai Motor Co. Ltd. (Auto)	999,064
16,705	Kookmin Bank (Banks)	784,377
40,260	Koram Bank* (Commercial Banks)	363,278
39,060	Korean Air Co. Ltd. (Airlines)	512,359
9,170	LG Electronics, Inc.* (Electronic Equipment)	344,000
2,577	LG Home Shopping, Inc. (Retail)	278,822
2,730	Pacific Corp. (Leisure)	291,954
5,010	Pohang Iron & Steel Co. Ltd. (Steel)	452,068
22,900	S1 Corp. (Business Services)	463,013
9,430	Samsung Electro Mechanics Co. Ltd. (Electronic Equipment)	453,024
11,800	Samsung Electronics Co. Ltd. (Semiconductors)	3,263,263
24,620	Shinhan Financial Group Co. Ltd. (Financial Services)	347,630
4,510	SK Telecom Co. Ltd. ADR (Telecommunications)	891,148

		12,130,630

Taiwan – 14.3%
89,000	Advanced Semiconductor Engineering, Inc.* (Electrical Equipment)	50,760
850,900	China Steel Corp. (Steel)	395,710
596,940	Chinatrust Financial Holding Co. Ltd.* (Commercial Banks)	466,168
141,500	Compal Electronics, Inc. (Electronic Components)	133,678

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS ASIA GROWTH FUND

Statement of Investments (continued)
August 31, 2002

Shares	Description	Value
Common Stocks – (continued)

Taiwan – (continued)
216,110	Formosa Plastic Corp. (Chemicals)	$259,787
83,331	Hon Hai Precision (Electrical Equipment)	316,848
237,430	Nan Ya Plastic Corp. (Chemicals)	218,055
192,862	Quanta Computer, Inc. (Computer Hardware)	428,708
1,109,929	SinoPac Holdings Co.* (Financial Services)	486,953
336,000	Taipei Bank* (Commercial Banks)	310,547
979,958	Taiwan Semiconductor* (Semiconductors)	1,430,240
574,967	United Microelectronics Corp. ADR* (Semiconductors)	472,553
782,000	Winbond Electronics Corp.* (Electrical Equipment)	462,018

		5,432,025

Thailand – 4.0%
215,000	Asian Property Development Public Co. Ltd.* (Real Estate)	216,324
355,600	Bangkok Bank Public – Alien Market* (Banks)	530,369
424,100	GMM Grammy Public Co. Ltd. (Entertainment)	209,841
14,600	Siam Cement Public Co. Ltd. – Alien Market (Building Materials)	357,396
512,900	Thai Union Frozen Products Public Co. Ltd. – Alien Market (Food & Beverage)	218,565

		1,532,495

TOTAL COMMON STOCKS
(Cost $34,981,979)		$37,844,163

Preferred Stocks – 2.2%

South Korea – 2.2%
23,700	Daishin Securities Co. (Financial Services)	$175,834
18,090	Hyundai Motor Co. Ltd. (Auto)	228,978
3,030	Samsung Electronics Co. Ltd. (Semiconductors)	417,704

		822,516

TOTAL PREFERRED STOCKS
(Cost $763,639)		$822,516

Units

	Description	Expiration	Value
		Date
Rights – 0.0%

Thailand – 0.0%
198,411	TelecomAsia Corp. Public – Alien Market (Telecommunications)	4/2008*	$—

TOTAL RIGHTS
(Cost $0)			$—

Warrants – 0.0%

Singapore – 0.0%
136,000	Deutsche Bank AG (Financial Services)	02/28/2003*	$1,166

TOTAL WARRANTS
(Cost $0)			$1,166

TOTAL INVESTMENTS
(Cost $35,745,618)			$38,667,845

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

As a % of
Total
Net Assets
Common and Preferred Stock Industry Classifications†

Agriculture	0.8%
Airlines	3.1
Auto	4.9
Automotive Parts	1.2
Banks	18.4
Building Materials	0.9
Business Services	1.2
Chemicals	1.3
Commercial Banks	3.0
Computer Hardware	1.1
Computer Software	1.5
Consumer Cyclicals	0.5
Diversified Operations	0.7
Electrical Equipment	2.2
Electrical Utilities	4.4
Electronic Components	0.4
Electronic Equipment	2.1
Energy Resources	4.3
Entertainment	0.6
Financial Services	2.7
Food & Beverage	0.6
Leisure	2.1
Medical Products	1.5
Mining	1.0
Multi-Industrial	4.7
Publishing	0.6
Real Estate	5.6
Retail	4.1
Retail–Major Department Store	1.3
Semiconductors	14.7
Specialty Retail	0.8
Steel	2.2
Telecommunications	5.0
Tobacco	0.7
Utilities	1.9

TOTAL COMMON AND PREFERRED STOCK	102.1%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
August 31, 2002

European
Equity Fund

Assets:

Investment in securities, at value (identified cost $50,410,043, $1,082,921,221, $29,339,992, $111,298,588, $92,713,431 and $35,745,618, respectively)	$46,315,839
Securities lending collateral, at value	1,392,766
Cash, at value	—
Receivables:
Investment securities sold, at value	6,433
Dividends and interest, at value	225,803
Fund shares sold	685,890
Variation margin, at value(a)	143,956
Reimbursement from investment adviser	49,343
Forward foreign currency exchange contracts, at value	—
Securities lending income	650
Deferred organization expenses, net	—
Other assets	80

Total assets	48,820,760

Liabilities:

Due to custodian	1,110,104
Payables:
Investment securities purchased, at value	1,539,270
Fund shares repurchased	8,369
Amounts owed to affiliates	63,027
Forward foreign currency exchange contracts, at value	—
Payable upon return of securities loaned	1,392,766
Accrued expenses and other liabilities, at value	84,699

Total liabilities	4,198,235

Net Assets:

Paid-in capital	85,122,072
Accumulated undistributed net investment income (loss)	58,563
Accumulated net realized loss on investments, futures and foreign currency related transactions	(36,467,650)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(4,090,460)

NET ASSETS	$44,622,525

Net asset value, offering and redemption price per share:(b)
Class A	$7.64
Class B	$7.48
Class C	$7.48
Institutional	$7.80
Service	$7.70

Shares outstanding:
Class A	4,845,322
Class B	232,353
Class C	84,135
Institutional	671,166
Service	183

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	5,833,159

(a)	Includes approximately, $77,000 and $3,400,000 for European Equity and International Equity Funds relating to initial margin requirements for futures transactions, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds is $8.08, $13.72, $8.15, $8.42, $7.56 and $9.15, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

44     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Growth Fund

$961,182,092	$27,028,655	$92,917,558	$90,330,166	$38,667,845
103,345,364	1,556,256	10,843,500	3,063,500	—
324,818	154,985	—	592,032	—
3,285,449	513,191	1,621,058	196,942	3,849,592
2,694,356	7,087	180,329	204,479	101,020
2,672,020	200,078	2,163,307	586,837	588,547
3,271,202	—	—	—	—
75,442	30,869	15,479	—	62,585
3,888,566	—	—	—	—
43,121	2,573	14,054	978	—
—	2,443	6,745	880	—
43,375	75	152	164	100

1,080,825,805	29,496,212	107,762,182	94,975,978	43,269,689

—	—	1,059,913	—	3,866,041
297,781	274,504	649,936	1,947	22,669
4,717,186	10,780	54,245	248,522	1,377,985
1,199,671	38,750	127,099	108,925	57,818
6,235,291	—	—	—	—
103,345,364	1,556,256	10,843,500	3,063,500	—
180,151	75,834	91,724	83,742	86,427

115,975,444	1,956,124	12,826,417	3,506,636	5,410,940

1,566,892,590	57,021,075	261,808,076	137,345,971	127,481,813
15,793,997	(1,552)	(298,667)	(495,697)	(109,282)
(494,413,907)	(27,168,476)	(148,206,806)	(42,878,069)	(92,409,957)
(123,422,319)	(2,310,959)	(18,366,838)	(2,502,863)	2,896,175

$964,850,361	$27,540,088	$94,935,765	$91,469,342	$37,858,749

$12.97	$7.70	$7.96	$7.14	$8.65
$12.61	$7.55	$7.81	$7.00	$8.39
$12.46	$7.53	$7.80	$7.01	$8.37
$13.32	$7.90	$8.20	$7.37	$8.97
$13.00	$7.77	$8.01	$7.07	$—

38,840,767	2,190,125	6,428,454	3,141,705	3,425,645
2,562,944	239,392	149,962	193,123	369,584
1,109,900	317,378	176,522	100,659	126,070
30,751,723	820,004	5,022,386	9,083,429	453,300
393,997	182	3,125	7,023	—

73,659,331	3,567,081	11,780,449	12,525,939	4,374,599

The accompanying notes are an integral part of these financial statements.      45

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Year Ended August 31, 2002

European
Equity Fund
Investment Income:

Dividends(a)	$1,203,558
Interest (including securities lending income of $56,581, $1,047,737, $10,988, $87,029, $3,792 and $0, respectively)	96,615

Total income	1,300,173

Expenses:

Management fees	657,359
Distribution and Service fees(b)	312,092
Custodian fees	324,010
Transfer Agent fees(b)	114,922
Registration fees	58,411
Printing fees	67,694
Professional fees	44,106
Trustee fees	9,943
Service Share fees	7
Amortization of deferred organization expenses	—
Other	52,146

Total expenses	1,640,690

Less — expense reductions	(479,722)

Net expenses	1,160,968

NET INVESTMENT INCOME (LOSS)	139,205

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(20,045,828)
Futures transactions	251,864
Foreign currency related transactions	(25,171)
Net change in unrealized gain (loss) on:
Investments	9,196,995
Futures	2,301
Translation of assets and liabilities denominated in foreign currencies	(41,494)

Net realized and unrealized gain (loss) on investments, futures and foreign currency related transactions	(10,661,333)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,522,128)

(a)	For the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, foreign taxes withheld on dividends were $139,870, $2,348,372, $30,281, $185,679, $165,275 and $49,943, respectively.
(b)	Class specific Distribution, Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

European Equity Fund	$278,764	$23,506	$9,822	$105,930	$4,466	$1,866	$2,660	$—
International Equity Fund	3,835,806	406,167	157,717	1,457,607	77,172	29,966	137,696	2,033
Japanese Equity Fund	84,979	19,804	24,838	32,292	3,763	4,719	1,838	—
International Growth Opportunities Fund	441,218	14,922	16,297	167,663	2,835	3,096	23,059	8
Emerging Markets Equity Fund	137,091	14,663	6,943	52,095	2,786	1,319	30,224	3
Asia Growth Fund	160,617	34,930	11,145	61,034	6,637	2,118	1,344	—

46     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Growth Fund

$20,315,296	$178,527	$1,700,897	$1,780,467	$989,276
1,754,175	12,362	162,847	33,117	41,768

22,069,471	190,889	1,863,744	1,813,584	1,031,044

11,728,718	260,566	1,788,390	1,261,749	400,913
4,399,690	129,621	472,437	158,697	206,692
1,515,384	162,155	456,317	485,982	362,639
1,704,474	42,612	196,661	86,427	71,133
206,939	52,679	59,007	52,155	54,509
63,697	67,695	67,696	67,729	67,652
49,934	44,596	45,589	42,524	46,155
9,943	9,943	9,943	9,943	9,943
25,410	7	92	32	—
—	3,621	—	2,913	—
85,456	51,866	52,008	45,211	52,542

19,789,645	825,361	3,148,140	2,213,362	1,272,178

(703,343)	(354,626)	(499,553)	(326,018)	(519,468)

19,086,302	470,735	2,648,587	1,887,344	752,710

2,983,169	(279,846)	(784,843)	(73,760)	278,334

:

(354,484,960)	(9,923,246)	(60,643,213)	(7,475,123)	(1,952,301)
(19,762,435)	(828)	599,375	173,625	—
11,242,578	23,440	(68,705)	(446,079)	(183,477)
134,604,725	6,938,428	29,739,534	8,440,200	4,972,836
7,815,095	—	—	5,258	—
(1,541,954)	(14,201)	6,798	(29,174)	(13,437)

(222,126,951)	(2,976,407)	(30,366,211)	668,707	2,823,621

$(219,143,782)	$(3,256,253)	$(31,151,054)	$594,947	$3,101,955

The accompanying notes are an integral part of these financial statements.      47

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2002

European
Equity Fund

From operations:

Net investment income (loss)	$139,205
Net realized loss from investments, futures and foreign currency related transactions	(19,819,135)
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	9,157,802

Net increase (decrease) in net assets resulting from operations	(10,522,128)

Distributions to shareholders:

From net investment income
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
From net realized gains on investment, futures and foreign currency transactions
Class A Shares	(1,298,776)
Class B Shares	(85,304)
Class C Shares	(33,179)
Institutional Shares	(170,384)
Service Shares	(50)

Total distributions to shareholders	(1,587,693)

From share transactions:

Proceeds from sales of shares	77,738,552
Reinvestment of dividends and distributions	1,476,067
Cost of shares repurchased	(127,466,125)

Net increase (decrease) in net assets resulting from share transactions	(48,251,506)

TOTAL INCREASE (DECREASE)	(60,361,327)

Net assets:

Beginning of year	104,983,852

End of year	$44,622,525

Accumulated undistributed net investment income (loss)	$58,563

48     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Growth Fund

$2,983,169	$(279,846)	$(784,843)	$(73,760)	$278,334
(363,004,817)	(9,900,634)	(60,112,543)	(7,747,577)	(2,135,778)
140,877,866	6,924,227	29,746,332	8,416,284	4,959,399

(219,143,782)	(3,256,253)	(31,151,054)	594,947	3,101,955

(3,356,174)	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(3,099,977)	—	—	—	—
(39,012)	—	—	—	—
—	(142,228)	—	—	—
—	(19,740)	—	—	—
—	(21,775)	—	—	—
—	(17,348)	—	—	—
—	(15)	—	—	—

(6,495,163)	(201,106)	—	—	—

1,090,902,401	43,267,012	180,883,814	46,378,767	78,802,177
4,749,047	179,994	—	—	—
(1,337,920,546)	(38,548,371)	(303,039,198)	(65,976,722)	(85,609,653)

(242,269,098)	4,898,635	(122,155,384)	(19,597,955)	(6,807,476)

(467,908,043)	1,441,276	(153,306,438)	(19,003,008)	(3,705,521)

1,432,758,404	26,098,812	248,242,203	110,472,350	41,564,270

$964,850,361	$27,540,088	$94,935,765	$91,469,342	$37,858,749

$15,793,997	$(1,552)	$(298,667)	$(495,697)	$(109,282)

The accompanying notes are an integral part of these financial statements.      49

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2001

European
Equity Fund

From operations:

Net investment income (loss)	$(111,666)
Net realized loss from investment, futures, options and foreign currency related transactions	(14,630,595)
Net change in unrealized loss on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	(21,940,175)

Net decrease in net assets resulting from operations	(36,682,436)

Distributions to shareholders:

In excess of net investment income
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	(58,384)
Service Shares	—
From net realized gains on investment, futures and foreign currency transactions
Class A Shares	(12,387,461)
Class B Shares	(497,904)
Class C Shares	(194,261)
Institutional Shares	(1,482,994)
Service Shares	(243)

Total distributions to shareholders	(14,621,247)

From share transactions:

Proceeds from sale of shares	152,710,828
Reinvestment of dividends and distributions	13,548,830
Cost of shares repurchased	(170,590,575)

Net increase (decrease) in net assets resulting from share transactions	(4,330,917)

TOTAL DECREASE	(55,634,600)

Net assets:

Beginning of year	160,618,452

End of year	$104,983,852

Accumulated undistributed (distributions in excess of) net investment income	$(171,163)

(a)	Effective December 29, 2000, the Fund’s name changed from the International Small Cap Fund to the International Growth Opportunities Fund.

50     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund(a)	Equity Fund	Growth Fund

$81,913	$(723,098)	$(3,045,237)	$704,851	$322,276
(100,484,396)	(16,875,920)	(86,607,103)	(32,987,103)	(18,059,242)
(404,947,495)	(17,893,879)	(84,836,762)	(27,587,533)	(6,061,687)

(505,349,978)	(35,492,897)	(174,489,102)	(59,869,785)	(23,798,653)

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(107,482,261)	(3,757,369)	(18,893,287)	(1,961,833)	—
(7,129,351)	(315,947)	(170,584)	(69,834)	—
(2,188,241)	(221,894)	(186,091)	(27,341)	—
(27,396,225)	(1,499,910)	(11,481,155)	(5,109,850)	—
(498,480)	(169)	(477)	(91)	—

(144,694,558)	(5,795,289)	(30,731,594)	(7,168,949)	—

1,227,497,332	79,822,094	237,227,893	65,863,306	63,674,766
108,219,651	5,353,700	23,841,672	7,066,600	—
(1,028,037,833)	(125,331,988)	(328,880,560)	(108,964,932)	(99,120,038)

307,679,150	(40,156,194)	(67,810,995)	(36,035,026)	(35,445,272)

(342,365,386)	(81,444,380)	(273,031,691)	(103,073,760)	(59,243,925)

1,775,123,790	107,543,192	521,273,894	213,546,110	100,808,195

$1,432,758,404	$26,098,812	$248,242,203	$110,472,350	$41,564,270

$8,063,412	$(173,891)	$(895,606)	$(1,169,811)	$(436,904)

The accompanying notes are an integral part of these financial statements.      51

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
August 31, 2002

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service (Service Shares of Asia Growth Fund have not commenced operations).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. It is the Funds’ policy, where necessary, to accrue for estimated capital gains taxes on appreciated foreign securities.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily, to each class of shares of the Funds, based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F. Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

G. Derivative Financial Instruments — The Funds may utilize derivative financial instruments such as structured notes and equity swaps. Such instruments are used by the Funds as a means of investing in a particular market or increasing the return on the Funds’ investments or both. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Funds to a greater degree of market or counterparty risk and loss than other types of securities.

H. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total returns. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“GSAMI”), an affiliate of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to the average daily net assets of each Fund in the table below.
     Effective May 1, 2002, a voluntary management fee waiver of .10% of the Fund’s average daily net assets was implemented on the International Growth Opportunities Fund.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

August 31, 2002

3. AGREEMENTS (continued)

     The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, based on the average daily net assets of the Funds in the table below. Effective May 1, 2002, the expense limitation was reduced from 0.16% to 0.10% on the International Growth Opportunities Fund.

	Management	Expense
Fund	Fee	Limitation

European Equity	1.00%	0.10%

International Equity	1.00	0.10

Japanese Equity	1.00	0.11

International Growth Opportunities	1.20	0.10

Emerging Markets Equity	1.20	0.35

Asia Growth	1.00	0.16

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Funds for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
     Goldman Sachs serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2002, Goldman Sachs advised the Funds that it retained approximately $49,000, $601,000, $63,000, $73,000, $15,000 and $12,000 for the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, respectively. Goldman Sachs also advised that it did not retain any contingent deferred sales charges with respect to Class B and Class C for the year ended August 31, 2002.

     Goldman Sachs also serves as the transfer agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provides for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net asset value of the Service Shares.
     For the year ended August 31, 2002, the Funds’ adviser has voluntarily agreed to reimburse certain operating expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

			Custody	Total Expense
Fund	Management	Reimbursement	Credit	Reduction

European Equity	$—	$477	$3	$480

International Equity	—	695	8	703

Japanese Equity	—	355	—	355

International Growth Opportunities	39	461	—	500

Emerging Markets Equity	—	323	3	326

Asia Growth	—	519	—	519

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)

     As of August 31, 2002, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

European Equity	$38	$18	$7	$63

International Equity	838	257	105	1,200

Japanese Equity	24	11	4	39

International Growth Opportunities	92	25	10	127

Emerging Markets Equity	92	11	6	109

Asia Growth	35	17	6	58

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments, futures and options) for the year ended August 31, 2002, were as follows:

Fund	Purchases	Sales and Maturities

European Equity	$56,893,247	$107,143,814

International Equity	1,335,696,742	1,556,760,625

Japanese Equity	25,088,486	28,713,012

International Growth Opportunities	81,572,292	195,768,745

Emerging Markets Equity	106,280,389	124,240,363

Asia Growth	62,275,352	66,681,058

     For the year ended August 31, 2002, Goldman Sachs earned approximately $14,000, $82,000, $6,000, $25,000, $56,000 and $16,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, respectively.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2002

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
     At August 31, 2002, the International Equity Fund had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

			Unrealized
Open Forward Foreign Currency	Aggregate
Purchase Contracts	Face Value	Current Value	Gain	Loss

Australian Dollar
expiring 9/26/2002	$40,640,079	$40,904,679	$264,600	$—
expiring 10/11/2002	9,540,000	9,612,855	72,855	—
expiring 10/11/2002	31,083,025	30,136,420	—	946,605
Canadian Dollar
expiring 10/11/2002	3,027,000	3,078,583	51,583	—
Danish Krone
expiring 10/24/2002	5,716,196	5,575,494	—	140,702
Euro
expiring 9/25/2002	6,750,933	6,754,375	3,442
expiring 10/11/2002	9,411,062	9,489,004	77,942
expiring 10/11/2002	48,740,000	47,300,086	—	1,439,914
Great British Pound
expiring 9/20/2002	36,545,339	36,836,469	291,130	—
expiring 10/11/2002	9,382,000	9,282,896	—	99,104
Hong Kong Dollar
expiring 9/11/2002	13,796,601	13,795,896	—	705
Japanese Yen
expiring 9/30/2002	43,304,826	43,160,179	—	144,647
expiring 10/11/2002	57,060,213	56,537,223	—	522,990
Norwegian Krone
expiring 10/11/2002	32,493,000	32,739,948	246,948	—
expiring 11/27/2002	7,237,946	7,277,511	39,565	—
Singapore Dollar
expiring 10/25/2002	3,822,044	3,840,514	18,470	—
Swedish Krona
expiring 10/11/2002	15,332,000	15,463,425	131,425	—
expiring 10/11/2002	48,644,138	48,107,899	—	536,239
Swiss Franc
expiring 9/13/2002	1,307,485	1,312,949	5,464	—
expiring 9/13/2002	7,841,351	7,824,440	—	16,911
expiring 10/11/2002	18,165,000	17,617,132	—	547,868

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$449,840,238	$446,647,977	$1,203,424	$4,395,685

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

			Unrealized
Open Forward Foreign Currency	Aggregate
Sale Contracts	Face Value	Current Value	Gain	Loss

Australian Dollar
expiring 10/11/2002	$24,925,101	$25,504,963	$—	$579,862
Canadian Dollar
expiring 10/11/2002	8,074,632	7,854,373	220,259	—
expiring 10/11/2002	15,538,000	15,641,624	—	103,624
Euro
expiring 10/11/2002	67,087,675	66,669,159	418,516	—
expiring 10/11/2002	12,333,000	12,401,854	—	68,854
Great British Pound
expiring 9/20/2002	6,455,875	6,453,931	1,944	—
expiring 10/11/2002	6,385,048	6,381,024	4,024	—
expiring 10/11/2002	7,800,000	7,916,336	—	116,336
Japanese Yen
expiring 9/30/2002	5,930,785	5,907,974	22,811	—
expiring 10/11/2002	30,732,000	30,250,258	481,742	—
expiring 10/11/2002	13,860,000	14,003,706	—	143,706
Mexican Peso
expiring 10/10/2002	20,473,946	20,642,513	—	168,567
Singapore Dollar
expiring 10/25/2002	20,377,864	20,286,984	90,880	—
Swedish Krona
expiring 10/11/2002	22,708,000	22,416,499	291,501	—
expiring 10/11/2002	23,609,997	24,231,852	—	621,855
Swiss Franc
expiring 9/13/2002	30,764,813	30,371,115	393,698	—
expiring 9/13/2002	7,228,708	7,265,510	—	36,802
expiring 10/11/2002	59,191,133	58,431,366	759,767	—

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$383,476,577	$382,631,041	$2,685,142	$1,839,606

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2002, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

August 31, 2002

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss. At August 31, 2002, open futures contracts were as follows:

		Number of
		Contracts	Settlement	Market	Unrealized
Fund	Type	Long	Month	Value	Gain (Loss)

European Equity	FTSE 100 Index	3	September 2002	$196,766	$(4,919)
	DJ EUR ER STX 50 Index	20	September 2002	534,285	(3,972)

				$731,051	$(8,891)

International Equity	DJ EUR ER STX 50 Index	769	September 2002	$20,544,316	$624,325
	FTSE 100 Index	165	September 2002	10,828,414	64,311
	TOPIX Index	61	September 2002	4,821,535	(113,698)

				$36,194,265	$574,938

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (SEC) and the terms and conditions contained therein, the Funds may lend their securities through their Securities Lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2002 are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Business Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of August 31, 2002:

			Earnings of BGA	Earnings Received	Amount Payable to
		Cash Collateral	Relating to Securities	From Lending to	Goldman Sachs
	Market Value of	Received for Loans	Loaned for the	Goldman Sachs for	Upon Return of
	Securities on loan as	Outstanding as of	Year Ended August	the Year Ended	Securities Loaned as of
Fund	of August 31, 2002	August 31, 2002	31, 2002	August 31, 2002	August 31, 2002

European Equity	$1,300,175	$1,392,766	$9,985	$667	$728,266

International Equity	96,217,052	103,345,364	184,894	18,764	49,260,485

Japanese Equity	1,480,387	1,556,256	1,939	1,413	—

International Growth Opportunities	10,248,544	10,843,500	15,357	7,110	2,239,408

Emerging Market Equity	2,930,896	3,063,500	669	887	—

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended August 31, 2002, the Funds did not have any borrowings under this facility.

7. CERTAIN RECLASSIFICATIONS

In order to present the capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Income

European Equity	$83	$(90,604)	$90,521

International Equity	—	(11,242,579)	11,242,579

Japanese Equity	(428,853)	(23,332)	452,185

International Growth Opportunities	(1,065,716)	(316,066)	1,381,782

Emerging Markets Equity	(1,167,568)	419,694	747,874

Asia Growth	(232,765)	183,477	49,288

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2002

8. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2002 was as follows:

				International	Emerging
	European	International	Japanese	Growth	Markets	Asia
	Equity	Equity	Equity	Opportunities	Equity	Growth

Distributions paid from:
Ordinary income	$9,380	$6,495,163	$—	$—	$—	$—
Net long-term Capital Gains	1,578,313	—	201,106	—	—	—

Total taxable distributions	$1,587,693	$6,495,163	$201,106	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—	$—

     As of August 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

				International
	European	International	Japanese	Growth	Emerging
	Equity	Equity	Equity	Opportunities	Markets Equity	Asia Growth

Undistributed (distribution in excess of) Ordinary Income — net	$58,981	$13,479,328	$—	$—	$—	$—
Undistributed long-term capital gains	—	—	—	—	—	—

Total undistributed earnings	$58,981	$13,479,328	$—	$—	$—	$—
Capital loss carryforward	(17,749,195)	(196,512,355)	(19,739,611)	(104,955,452)	(30,884,118)	(90,390,634)
Timing differences (post October losses)	(11,361,320)	(231,110,269)	(4,476,413)	(42,587,439)	(5,418,717)	(246,690)
Unrealized gains (losses) — net	(11,448,013)	(187,898,933)	(5,264,963)	(19,329,420)	(9,573,794)	1,014,260

Total accumulated earnings (losses) — net	$(40,499,547)	$(602,042,229)	$(29,480,987)	$(166,872,311)	$(45,876,629)	$(89,623,064)
Capital loss carryforward years of expiration	2010	2009-2010	2010	2009-2010	2009-2010	2005-2010

     At August 31, 2002, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

				International
	European	International	Japanese	Growth	Emerging
	Equity	Equity	Equity	Opportunities	Markets Equity	Asia Growth

Tax Cost	$57,767,596	$1,149,712,504	$32,293,996	$112,261,170	$99,784,368	$37,627,533

Gross unrealized gain	2,196,247	36,747,652	756,006	7,175,141	2,717,472	2,365,388
Gross unrealized loss	(13,648,004)	(225,278,064)	(6,021,347)	(26,518,753)	(12,171,674)	(1,325,076)

Net unrealized security gain (loss)	$(11,451,757)	$(188,530,412)	$(5,265,341)	$(19,343,612)	$(9,454,202)	$1,040,312

     The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

9. OTHER MATTERS

As of August 31, 2002 the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Emerging Markets Equity Fund with amounts greater than 5% (as a percentage of outstanding shares) as follows:

	Goldman Sachs	Goldman Sachs
	Growth Strategy	Aggressive Growth
Fund	Portfolio	Strategy Portfolio

Emerging Markets Equity	5%	—%

Goldman Sachs Trust — International Equity Funds — Tax Information (Unaudited)

     From distributions paid during the year ended August 31, 2002, the total amount of income received by the International Equity Fund from sources with foreign countries and possessions of the United States was $0.0507 per share of all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0369 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

     Pursuant to Section 852 of the Internal Revenue Code, European Equity and Japanese Equity Funds designate $1,578,313 and $201,106, respectively, as capital gains dividends for the year ended August 31, 2002.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

August 31, 2002

10. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended August 31, 2002 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,322,732	$71,424,627	43,941,807	$630,955,410
Reinvestment of dividends and distributions	137,970	1,210,001	184,156	2,753,144
Shares repurchased	(13,314,536)	(115,640,788)	(73,584,642)	(1,071,224,073)

	(4,853,834)	(43,006,160)	(29,458,679)	(437,515,519)

Class B Shares
Shares sold	46,591	407,503	170,012	2,357,634
Reinvestment of dividends and distributions	9,265	79,768	—	—
Shares repurchased	(120,809)	(1,015,296)	(826,648)	(11,501,999)

	(64,953)	(528,025)	(656,636)	(9,144,365)

Class C Shares
Shares sold	599,243	4,789,083	568,962	7,841,917
Reinvestment of dividends and distributions	3,235	27,860	—	—
Shares repurchased	(648,481)	(5,288,335)	(633,142)	(8,771,730)

	(46,003)	(471,392)	(64,180)	(929,813)

Institutional Shares
Shares sold	130,305	1,117,339	29,586,957	447,689,045
Reinvestment of dividends and distributions	17,777	158,388	128,642	1,966,939
Shares repurchased	(609,641)	(5,521,706)	(17,125,718)	(244,815,335)

	(461,559)	(4,245,979)	12,589,881	204,840,649

Service Shares
Shares sold	—	—	145,235	2,058,395
Reinvestment of dividends and distributions	6	50	1,935	28,964
Shares repurchased	—	—	(110,928)	(1,607,409)

	6	50	36,242	479,950

NET INCREASE (DECREASE)	(5,426,343)	$(48,251,506)	(17,553,372)	$(242,269,098)

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

		International Growth		Emerging Markets
Japanese Equity Fund		Opportunities Fund		Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,855,508	$30,860,254	14,149,344	$125,952,367	3,057,929	$23,792,659	7,805,047	$68,210,840
15,915	129,226	—	—	—	—	—	—
(3,868,500)	(30,784,383)	(24,225,465)	(217,757,989)	(4,610,829)	(35,238,388)	(8,572,711)	(75,093,954)

2,923	205,097	(10,076,121)	(91,805,622)	(1,552,900)	(11,445,729)	(767,664)	(6,883,114)

44,894	368,684	30,290	270,667	31,083	251,380	59,115	536,967
2,238	17,881	—	—	—	—	—	—
(70,114)	(559,405)	(57,180)	(497,072)	(49,082)	(351,835)	(152,767)	(1,307,749)

(22,982)	(172,840)	(26,890)	(226,405)	(17,999)	(100,455)	(93,652)	(770,782)

866,393	6,607,476	306,348	2,685,864	55,024	421,676	391,754	3,455,362
2,440	19,453	—	—	—	—	—	—
(810,128)	(6,291,756)	(318,893)	(2,818,482)	(46,556)	(339,795)	(394,448)	(3,498,577)

58,705	335,173	(12,545)	(132,618)	8,468	81,881	(2,694)	(43,215)

676,103	5,430,598	5,642,063	51,953,893	2,750,233	21,863,762	703,521	6,599,008
1,617	13,419	—	—	—	—	—	—
(111,684)	(912,827)	(8,880,283)	(81,965,405)	(3,755,933)	(30,038,090)	(617,207)	(5,709,373)

566,036	4,531,190	(3,238,220)	(30,011,512)	(1,005,700)	(8,174,328)	86,314	889,635

—	—	2,318	21,023	7,087	49,290	—	—
2	15	—	—	—	—	—	—
—	—	(30)	(250)	(1,152)	(8,614)	—	—

2	15	2,288	20,773	5,935	40,676	—	—

604,684	$4,898,635	(13,351,488)	$(122,155,384)	(2,562,196)	$(19,597,955)	(777,696)	$(6,807,476)

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2002

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2001 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,916,783	$135,041,917	54,677,956	$1,013,456,692
Reinvestment of dividends and distributions	996,852	11,433,889	4,049,187	79,161,429
Shares repurchased	(13,345,697)	(152,854,223)	(47,386,314)	(878,182,316)

	(432,062)	(6,378,417)	11,340,829	214,435,805

Class B Shares
Shares sold	66,854	777,170	278,167	5,338,561
Reinvestment of dividends and distributions	41,551	470,771	334,779	6,394,293
Shares repurchased	(142,478)	(1,548,017)	(863,169)	(15,736,011)

	(34,073)	(300,076)	(250,223)	(4,003,157)

Class C Shares
Shares sold	219,470	2,374,275	703,606	13,060,435
Reinvestment of dividends and distributions	11,823	134,076	83,216	1,570,911
Shares repurchased	(209,147)	(2,253,045)	(575,260)	(10,562,271)

	22,146	255,306	211,562	4,069,075

Institutional Shares
Shares sold	1,341,152	14,517,466	9,926,539	190,599,632
Reinvestment of dividends and distributions	130,836	1,509,850	1,030,182	20,634,541
Shares repurchased	(1,384,611)	(13,935,290)	(6,307,346)	(121,932,035)

	87,377	2,092,026	4,649,375	89,302,138

Service Shares
Shares sold	—	—	263,910	5,042,012
Reinvestment of dividends and distributions	21	244	23,368	458,477
Shares repurchased	—	—	(89,705)	(1,625,200)

	21	244	197,573	3,875,289

NET INCREASE (DECREASE)	(356,591)	$(4,330,917)	16,149,116	$307,679,150

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

		International Growth		Emerging Markets
Japanese Equity Fund		Opportunities Fund		Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,715,482	$58,443,030	15,844,821	$194,314,262	2,759,747	$23,849,771	5,057,683	$46,307,071
275,948	3,496,273	1,016,444	12,451,437	221,899	1,863,953	—	—
(7,227,471)	(86,302,936)	(20,687,725)	(243,513,103)	(4,223,677)	(35,559,590)	(8,610,749)	(79,709,301)

(2,236,041)	(24,363,633)	(3,826,460)	(36,747,404)	(1,242,031)	(9,845,866)	(3,553,066)	(33,402,230)

24,001	286,536	48,410	602,588	56,867	480,939	39,275	372,280
22,574	282,858	12,046	145,877	8,076	67,030	—	—
(154,279)	(1,906,442)	(60,548)	(726,247)	(57,819)	(482,349)	(203,572)	(1,848,790)

(107,704)	(1,337,048)	(92)	22,218	7,124	65,620	(164,297)	(1,476,510)

137,648	1,453,875	284,587	3,270,491	29,451	246,484	155,689	1,366,465
16,071	200,714	13,470	163,120	3,086	25,679	—	—
(167,691)	(2,026,324)	(338,916)	(3,975,306)	(61,708)	(531,730)	(235,033)	(2,074,090)

(13,972)	(371,735)	(40,859)	(541,695)	(29,171)	(259,567)	(79,344)	(707,625)

1,603,131	19,638,653	3,013,871	39,032,707	4,893,404	41,279,117	1,723,311	15,628,950
106,819	1,373,686	887,881	11,080,761	596,945	5,109,847	—	—
(3,195,891)	(35,096,286)	(7,070,646)	(80,665,904)	(8,633,811)	(72,391,172)	(1,815,257)	(15,487,857)

(1,485,941)	(14,083,947)	(3,168,894)	(30,552,436)	(3,143,462)	(26,002,208)	(91,946)	141,093

—	—	643	7,845	926	6,995	—	—
13	169	38	477	11	91	—	—
—	—	—	—	(12)	(91)	—	—

13	169	681	8,322	925	6,995	—	—

(3,843,645)	$(40,156,194)	(7,035,624)	$(67,810,995)	(4,406,615)	$(36,035,026)	(3,888,653)	$(35,445,272)

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net				In excess
	value,	investment		Net realized	Total from	of net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$9.31	$0.01	(c)	$(1.40)	$(1.39)	$—	$(0.28)	$(0.28)
2002 - Class B Shares	9.17	(0.02	) (c)	(1.39)	(1.41)	—	(0.28)	(0.28)
2002 - Class C Shares	9.18	(0.01	) (c)	(1.41)	(1.42)	—	(0.28)	(0.28)
2002 - Institutional Shares	9.46	0.07	(c)	(1.45)	(1.38)	—	(0.28)	(0.28)
2002 - Service Shares	9.38	0.06	(c)	(1.46)	(1.40)	—	(0.28)	(0.28)

2001 - Class A Shares	13.82	(0.02	) (c)	(2.93)	(2.95)	—	(1.56)	(1.56)
2001 - Class B Shares	13.69	(0.07	) (c)	(2.89)	(2.96)	—	(1.56)	(1.56)
2001 - Class C Shares	13.72	(0.07	) (c)	(2.91)	(2.98)	—	(1.56)	(1.56)
2001 - Institutional Shares	14.00	0.08	(c)	(3.00)	(2.92)	(0.06)	(1.56)	(1.62)
2001 - Service Shares	13.86	0.02	(c)	(2.94)	(2.92)	—	(1.56)	(1.56)

2000 - Class A Shares	11.75	—	(c)	2.78	2.78	—	(0.71)	(0.71)
2000 - Class B Shares	11.71	(0.04	) (c)	2.73	2.69	—	(0.71)	(0.71)
2000 - Class C Shares	11.72	(0.04	) (c)	2.75	2.71	—	(0.71)	(0.71)
2000 - Institutional Shares	11.82	0.10	(c)	2.79	2.89	—	(0.71)	(0.71)
2000 - Service Shares	11.76	0.01	(c)	2.80	2.81	—	(0.71)	(0.71)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	12.20	0.05		(0.50)	(0.45)	—	—	—
1999 - Class B Shares	12.19	0.03		(0.51)	(0.48)	—	—	—
1999 - Class C Shares	12.20	0.04		(0.52)	(0.48)	—	—	—
1999 - Institutional Shares	12.23	0.18		(0.59)	(0.41)	—	—	—
1999 - Service Shares	12.20	0.08		(0.52)	(0.44)	—	—	—
FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—	—
1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)		2.21	2.19	—	—	—
1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)		2.21	2.20	—	—	—
1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)		2.24	2.23	—	—	—
1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.64	(15.31)%	$37,017	1.81%		0.16%		2.54%		(0.57)%		88%
7.48	(15.88)	1,737	2.31		(0.21)		3.04		(0.94)		88
7.48	(15.86)	629	2.31		(0.17)		3.04		(0.90)		88
7.80	(14.95)	5,238	1.16		0.82		1.89		0.09		88
7.70	(15.29)	2	1.66		0.64		2.39		(0.09)		88

9.31	(23.47)	90,347	1.79		(0.16)		2.17		(0.54)		110
9.17	(23.80)	2,727	2.29		(0.63)		2.67		(1.01)		110
9.18	(23.89)	1,195	2.29		(0.64)		2.67		(1.02)		110
9.46	(22.94)	10,713	1.14		0.71		1.52		0.33		110
9.38	(23.16)	2	1.64		0.14		2.02		(0.24)		110

13.82	24.04	139,966	1.79		0.02		2.17		(0.36)		98
13.69	23.32	4,538	2.29		(0.27)		2.67		(0.65)		98
13.72	23.48	1,482	2.29		(0.26)		2.67		(0.64)		98
14.00	24.85	14,630	1.14		0.70		1.52		0.32		98
13.86	24.28	2	1.64		0.09		2.02		(0.29)		98

11.75	(3.69)	74,862	1.79	(b)	0.80	(b)	2.29	(b)	0.30	(b)	55
11.71	(3.94)	879	2.29	(b)	0.43	(b)	2.79	(b)	(0.07	)(b)	55
11.72	(3.93)	388	2.29	(b)	0.42	(b)	2.79	(b)	(0.08	)(b)	55
11.82	(3.35)	5,965	1.14	(b)	1.53	(b)	1.64	(b)	1.03	(b)	55
11.76	(3.61)	2	1.64	(b)	1.10	(b)	2.14	(b)	0.60	(b)	55

12.20	22.00	61,151	1.79	(b)	(1.19	)(b)	2.80	(b)	(2.20	)(b)	71
12.19	21.90	432	2.29	(b)	(1.78	)(b)	3.30	(b)	(2.79	)(b)	71
12.20	22.00	587	2.29	(b)	(1.83	)(b)	3.30	(b)	(2.84	)(b)	71
12.23	22.30	12,740	1.14	(b)	(0.33	)(b)	2.15	(b)	(1.34	)(b)	71
12.20	22.00	2	1.64	(b)	(0.69	)(b)	2.65	(b)	(1.70	)(b)	71

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$15.64	$—	(c)	$(2.61)	$(2.61)	$(0.06)	$—	$—	$(0.06)
2002 - Class B Shares	15.23	(0.06	) (c)	(2.56)	(2.62)	—	—	—	—
2002 - Class C Shares	15.05	(0.06	) (c)	(2.53)	(2.59)	—	—	—	—
2002 - Institutional Shares	16.09	0.13	(c)	(2.72)	(2.59)	(0.18)	—	—	(0.18)
2002 - Service Shares	15.71	0.04	(c)	(2.64)	(2.60)	(0.11)	—	—	(0.11)

2001 - Class A Shares	23.59	(0.02	) (c)	(5.80)	(5.82)	—	—	(2.13)	(2.13)
2001 - Class B Shares	23.14	(0.12	) (c)	(5.66)	(5.78)	—	—	(2.13)	(2.13)
2001 - Class C Shares	22.89	(0.11	) (c)	(5.60)	(5.71)	—	—	(2.13)	(2.13)
2001 - Institutional Shares	24.06	0.11	(c)	(5.95)	(5.84)	—	—	(2.13)	(2.13)
2001 - Service Shares	23.65	0.02	(c)	(5.83)	(5.81)	—	—	(2.13)	(2.13)

2000 - Class A Shares	23.12	(0.03	) (c)	3.41	3.38	(0.10)	(0.24)	(2.57)	(2.91)
2000 - Class B Shares	22.73	(0.16	) (c)	3.38	3.22	(0.07)	(0.17)	(2.57)	(2.81)
2000 - Class C Shares	22.54	(0.14	) (c)	3.35	3.21	(0.09)	(0.20)	(2.57)	(2.86)
2000 - Institutional Shares	23.49	0.14	(c)	3.46	3.60	(0.14)	(0.32)	(2.57)	(3.03)
2000 - Service Shares	23.14	(0.01	) (c)	3.45	3.44	(0.11)	(0.25)	(2.57)	(2.93)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	21.92	0.04		1.16	1.20	—	—	—	—
1999 - Class B Shares	21.63	(0.02)		1.12	1.10	—	—	—	—
1999 - Class C Shares	21.45	(0.03)		1.12	1.09	—	—	—	—
1999 - Institutional Shares	22.20	0.12	(c)	1.17 (c)	1.29	—	—	—	—
1999 - Service Shares	21.93	0.06		1.15	1.21	—	—	—	—
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	19.85	(0.06)		3.24	3.18	—	—	(1.11)	(1.11)
1999 - Class B Shares	19.70	(0.17)		3.21	3.04	—	—	(1.11)	(1.11)
1999 - Class C Shares	19.56	(0.15)		3.15	3.00	—	—	(1.11)	(1.11)
1999 - Institutional Shares	19.97	0.03		3.31	3.34	—	—	(1.11)	(1.11)
1999 - Service Shares	19.84	(0.04)		3.24	3.20	—	—	(1.11)	(1.11)

1998 - Class A Shares	19.32	0.03		2.04	2.07	—	(0.30)	(1.24)	(1.54)
1998 - Class B Shares	19.24	(0.08)		2.02	1.94	—	(0.25)	(1.23)	(1.48)
1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)		(1.38)	(1.42)	—	(0.38)	(1.24)	(1.62)
1998 - Institutional Shares	19.40	0.10		2.11	2.21	(0.07)	(0.33)	(1.24)	(1.64)
1998 - Service Shares	19.34	0.02		2.06	2.08	—	(0.35)	(1.23)	(1.58)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.97	(16.76)%	$503,843	1.80%		0.01%		1.86%		(0.05)%		118%
12.61	(17.20)	32,317	2.30		(0.43)		2.36		(0.49)		118
12.46	(17.21)	13,832	2.30		(0.40)		2.36		(0.46)		118
13.32	(16.22)	409,736	1.15		0.90		1.21		0.84		118
13.00	(16.63)	5,122	1.65		0.25		1.71		0.19		118

15.64	(26.49)	1,068,155	1.79		(0.10)		1.83		(0.14)		63
15.23	(26.86)	49,019	2.29		(0.64)		2.33		(0.68)		63
15.05	(26.85)	17,665	2.29		(0.62)		2.33		(0.66)		63
16.09	(26.03)	292,298	1.14		0.57		1.18		0.53		63
15.71	(26.41)	5,621	1.64		0.12		1.68		0.08		63

23.59	14.68	1,343,869	1.79		(0.12)		1.84		(0.17)		80
23.14	14.20	80,274	2.29		(0.65)		2.34		(0.70)		80
22.89	14.28	22,031	2.29		(0.59)		2.34		(0.64)		80
24.06	15.45	325,161	1.14		0.54		1.19		0.49		80
23.65	15.00	3,789	1.64		(0.02)		1.69		(0.07)		80

23.12	5.47	943,473	1.79	(b)	0.31	(b)	1.84	(b)	0.26	(b)	61
22.73	5.09	68,691	2.29	(b)	(0.19	)(b)	2.34	(b)	(0.24	)(b)	61
22.54	5.08	11,241	2.29	(b)	(0.26	)(b)	2.34	(b)	(0.31	)(b)	61
23.49	5.81	180,564	1.14	(b)	0.89	(b)	1.19	(b)	0.84	(b)	61
23.14	5.52	3,852	1.64	(b)	0.47	(b)	1.69	(b)	0.42	(b)	61

21.92	16.39	947,973	1.73		(0.28)		1.82		(0.37)		114
21.63	15.80	69,231	2.24		(0.79)		2.32		(0.87)		114
21.45	15.70	11,619	2.24		(0.98)		2.32		(1.06)		114
22.20	17.09	111,315	1.13		0.23		1.21		0.15		114
21.93	16.49	3,568	1.63		(0.18)		1.71		(0.26)		114

19.85	11.12	697,590	1.67		(0.27)		1.80		(0.40)		41
19.70	10.51	55,324	2.20		(0.90)		2.30		(1.00)		41
19.56	(5.92)	3,369	2.27	(b)	(1.43	)(b)	2.37	(b)	(1.53	)(b)	41
19.97	11.82	56,263	1.08		0.30		1.18		0.20		41
19.84	11.25	3,035	1.55		(0.36)		1.65		(0.46)		41

 GOLDMAN SACHS JAPANESE EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value at	Net		Net realized	Total from	From net	of net	From net
	beginning	investment		and unrealized	investment	investment	investment	realized	Total
	of period	loss		gains (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$8.82	$(0.09	) (c)	$(0.95)	$(1.04)	$—	$—	$(0.08)	$(0.08)
2002 - Class B Shares	8.69	(0.13	) (c)	(0.93)	(1.06)	—	—	(0.08)	(0.08)
2002 - Class C Shares	8.67	(0.13	) (c)	(0.93)	(1.06)	—	—	(0.08)	(0.08)
2002 - Institutional Shares	9.00	(0.04	) (c)	(0.98)	(1.02)	—	—	(0.08)	(0.08)
2002 - Service Shares	8.88	(0.07	) (c)	(0.96)	(1.03)	—	—	(0.08)	(0.08)

2001 - Class A Shares	15.77	(0.14	) (c)	(5.80)	(5.94)	—	—	(1.01)	(1.01)
2001 - Class B Shares	15.63	(0.20	) (c)	(5.73)	(5.93)	—	—	(1.01)	(1.01)
2001 - Class C Shares	15.58	(0.19	) (c)	(5.71)	(5.90)	—	—	(1.01)	(1.01)
2001 - Institutional Shares	15.96	(0.08	) (c)	(5.87)	(5.95)	—	—	(1.01)	(1.01)
2001 - Service Shares	15.83	(0.11	) (c)	(5.83)	(5.94)	—	—	(1.01)	(1.01)

2000 - Class A Shares	16.24	(0.20	) (c)	1.67	1.47	—	(0.21)	(1.73)	(1.94)
2000 - Class B Shares	16.14	(0.28	) (c)	1.68	1.40	—	(0.18)	(1.73)	(1.91)
2000 - Class C Shares	16.16	(0.28	) (c)	1.64	1.36	—	(0.21)	(1.73)	(1.94)
2000 - Institutional Shares	16.36	(0.09	) (c)	1.67	1.58	—	(0.25)	(1.73)	(1.98)
2000 - Service Shares	16.22	(0.16	) (c)	1.65	1.49	—	(0.15)	(1.73)	(1.88)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	11.06	(0.06)		5.24	5.18	—	—	—	—
1999 - Class B Shares	11.03	(0.09)		5.20	5.11	—	—	—	—
1999 - Class C Shares	11.04	(0.08)		5.20	5.12	—	—	—	—
1999 - Institutional Shares	11.10	(0.03)		5.29	5.26	—	—	—	—
1999 - Service Shares	11.04	(0.06)		5.24	5.18	—	—	—	—
FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)		1.12	1.06	—	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)		1.11	1.03	—	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)		1.13	1.04	—	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)		1.13	1.11	(0.01)	—	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)		1.09	1.04	—	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		loss to		expenses to		loss to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.70	(11.84)%	$16,863	1.83%		(1.11)%		3.19%		(2.47)%		98%
7.55	(12.25)	1,807	2.33		(1.59)		3.69		(2.95)		98
7.53	(12.28)	2,389	2.33		(1.60)		3.69		(2.96)		98
7.90	(11.38)	6,480	1.18		(0.45)		2.54		(1.81)		98
7.77	(11.65)	1	1.68		(0.88)		3.04		(2.24)		98

8.82	(39.60)	19,289	1.80		(1.19)		2.29		(1.68)		75
8.69	(39.90)	2,281	2.30		(1.67)		2.79		(2.16)		75
8.67	(39.84)	2,242	2.30		(1.65)		2.79		(2.14)		75
9.00	(39.16)	2,285	1.15		(0.64)		1.64		(1.13)		75
8.88	(39.44)	2	1.65		(0.94)		2.14		(1.43)		75

15.77	8.47	69,741	1.74		(1.20)		2.10		(1.56)		61
15.63	8.12	5,783	2.24		(1.67)		2.60		(2.03)		61
15.58	7.82	4,248	2.24		(1.66)		2.60		(2.02)		61
15.96	9.14	27,768	1.09		(0.53)		1.45		(0.89)		61
15.83	8.65	3	1.59		(0.94)		1.95		(1.30)		61

16.24	46.84	34,279	1.70	(b)	(1.17	)(b)	2.62	(b)	(2.09	)(b)	45
16.14	46.33	4,219	2.20	(b)	(1.57	)(b)	3.12	(b)	(2.49	)(b)	45
16.16	46.41	3,584	2.20	(b)	(1.81	)(b)	3.12	(b)	(2.73	)(b)	45
16.36	47.40	22,709	1.05	(b)	(0.37	)(b)	1.97	(b)	(1.29	)(b)	45
16.22	46.92	3	1.55	(b)	(0.74	)(b)	2.47	(b)	(1.66	)(b)	45

11.06	10.60	8,391	1.64	(b)	(1.20	)(b)	4.18	(b)	(3.74	)(b)	53
11.03	10.30	1,427	2.15	(b)	(1.76	)(b)	4.69	(b)	(4.30	)(b)	53
11.04	10.40	284	2.15	(b)	(1.69	)(b)	4.69	(b)	(4.23	)(b)	53
11.10	11.06	11,418	1.03	(b)	(0.36	)(b)	3.57	(b)	(2.90	)(b)	53
11.04	10.43	2	1.53	(b)	(0.68	)(b)	4.07	(b)	(3.22	)(b)	53

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distribution to shareholders

	Net asset					In excess
	value,	Net		Net realized	Total from	of net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
	of period	loss		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$9.81	$(0.07	) (c)	$(1.78)	$(1.85)	$—	$—	$—
2002 - Class B Shares	9.66	(0.11	) (c)	(1.74)	(1.85)	—	—	—
2002 - Class C Shares	9.66	(0.11	) (c)	(1.75)	(1.86)	—	—	—
2002 - Institutional Shares	10.03	(0.01	) (c)	(1.82)	(1.83)	—	—	—
2002 - Service Shares	9.85	(0.04	) (c)	(1.80)	(1.84)	—	—	—

2001 - Class A Shares	16.12	(0.12	) (c)	(5.21)	(5.33)	—	(0.98)	(0.98)
2001 - Class B Shares	15.98	(0.18	) (c)	(5.16)	(5.34)	—	(0.98)	(0.98)
2001 - Class C Shares	15.97	(0.17	) (c)	(5.16)	(5.33)	—	(0.98)	(0.98)
2001 - Institutional Shares	16.37	(0.05	) (c)	(5.31)	(5.36)	—	(0.98)	(0.98)
2001 - Service Shares	16.16	(0.10	) (c)	(5.23)	(5.33)	—	(0.98)	(0.98)

2000 - Class A Shares	13.24	(0.12	) (c)	3.52	3.40	—	(0.52)	(0.52)
2000 - Class B Shares	13.19	(0.18	) (c)	3.49	3.31	—	(0.52)	(0.52)
2000 - Class C Shares	13.19	(0.19	) (c)	3.49	3.30	—	(0.52)	(0.52)
2000 - Institutional Shares	13.35	(0.03	) (c)	3.57	3.54	—	(0.52)	(0.52)
2000 - Service Shares	13.24	(0.10	) (c)	3.54	3.44	—	(0.52)	(0.52)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	10.62	(0.03)		2.65	2.62	—	—	—
1999 - Class B Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Class C Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Institutional Shares	10.66	—		2.69	2.69	—	—	—
1999 - Service Shares	10.61	(0.02)		2.65	2.63	—	—	—
FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)		0.66	0.62	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)		0.71	0.61	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)		0.67	0.61	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	—		0.67	0.67	(0.01)	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)		0.63	0.61	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		loss to		expenses to		loss to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.96	(18.86)%	$51,188	2.03%		(0.77)%		2.37%		(1.11)%		56%
7.81	(19.15)	1,171	2.53		(1.22)		2.87		(1.56)		56
7.80	(19.25)	1,377	2.53		(1.23)		2.87		(1.57)		56
8.20	(18.25)	41,175	1.38		(0.12)		1.72		(0.46)		56
8.01	(18.68)	25	1.88		(0.49)		2.22		(0.83)		56

9.81	(34.26)	161,849	2.05		(1.02)		2.13		(1.10)		64
9.66	(34.64)	1,709	2.55		(1.51)		2.63		(1.59)		64
9.66	(34.60)	1,826	2.55		(1.47)		2.63		(1.55)		64
10.03	(33.90)	82,850	1.40		(0.38)		1.48		(0.46)		64
9.85	(34.17)	8	1.90		(0.86)		1.98		(0.94)		64

16.12	26.26	327,697	2.05		(0.79)		2.22		(0.96)		73
15.98	25.66	2,827	2.55		(1.16)		2.72		(1.33)		73
15.97	25.58	3,672	2.55		(1.23)		2.72		(1.40)		73
16.37	27.12	187,075	1.40		(0.19)		1.57		(0.36)		73
16.16	26.57	3	1.90		(0.63)		2.07		(0.80)		73

13.24	24.67	69,458	2.05	(b)	(0.68	)(b)	2.42	(b)	(1.05	)(b)	59
13.19	24.32	303	2.55	(b)	(1.16	)(b)	2.92	(b)	(1.53	)(b)	59
13.19	24.32	419	2.55	(b)	(1.21	)(b)	2.92	(b)	(1.58	)(b)	59
13.35	25.24	65,772	1.40	(b)	(0.05	)(b)	1.77	(b)	(0.42	)(b)	59
13.24	24.79	2	1.90	(b)	(0.35	)(b)	2.27	(b)	(0.72	)(b)	59

10.62	6.20	33,002	2.02	(b)	(1.03	)(b)	3.60	(b)	(2.61	)(b)	96
10.61	6.10	213	2.51	(b)	(1.30	)(b)	4.09	(b)	(2.88	)(b)	96
10.61	6.10	175	2.51	(b)	(1.45	)(b)	4.09	(b)	(3.03	)(b)	96
10.66	6.67	36,992	1.40	(b)	(0.19	)(b)	2.98	(b)	(1.77	)(b)	96
10.61	6.10	2	1.90	(b)	(0.26	)(b)	3.48	(b)	(1.84	)(b)	96

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$7.21	$(0.04	) (c)	$(0.03)	$(0.07)	$—	$—	$—	$—
2002 - Class B Shares	7.09	(0.08	) (c)	(0.01)	(0.09)	—	—	—	—
2002 - Class C Shares	7.11	(0.08	) (c)	(0.02)	(0.10)	—	—	—	—
2002 - Institutional Shares	7.38	0.01	(c)	(0.02)	(0.01)	—	—	—	—
2002 - Service Shares	7.12	(0.06	) (c)	0.01	(0.05)	—	—	—	—

2001 - Class A Shares	10.83	0.01	(c)	(3.27)	(3.26)	—	—	(0.36)	(0.36)
2001 - Class B Shares	10.72	(0.02	) (c)	(3.25)	(3.27)	—	—	(0.36)	(0.36)
2001 - Class C Shares	10.75	(0.03	) (c)	(3.25)	(3.28)	—	—	(0.36)	(0.36)
2001 - Institutional Shares	11.02	0.05	(c)	(3.33)	(3.28)	—	—	(0.36)	(0.36)
2001 - Service Shares	10.63	0.08	(c)	(3.23)	(3.15)	—	—	(0.36)	(0.36)

2000 - Class A Shares	9.26	(0.05	) (c)	1.62	1.57	—	—	—	—
2000 - Class B Shares	9.21	(0.11	) (c)	1.62	1.51	—	—	—	—
2000 - Class C Shares	9.24	(0.10	) (c)	1.61	1.51	—	—	—	—
2000 - Institutional Shares	9.37	0.01	(c)	1.64	1.65	—	—	—	—
2000 - Service Shares	9.05	0.01	(c)	1.57	1.58	—	—	—	—
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	7.04	(0.01)		2.23	2.22	—	—	—	—
1999 - Class B Shares	7.03	(0.03)		2.21	2.18	—	—	—	—
1999 - Class C Shares	7.05	(0.03)		2.22	2.19	—	—	—	—
1999 - Institutional Shares	7.09	0.02		2.26	2.28	—	—	—	—
1999 - Service Shares	6.87	0.01		2.17	2.18	—	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	9.69	0.04		(2.40)	(2.36)	(0.07)	(0.22)	—	(0.29)
1999 - Class B Shares	9.69	0.03		(2.41)	(2.38)	(0.07)	(0.21)	—	(0.28)
1999 - Class C Shares	9.70	0.01		(2.39)	(2.38)	(0.07)	(0.20)	—	(0.27)
1999 - Institutional Shares	9.70	0.06		(2.36)	(2.30)	(0.08)	(0.23)	—	(0.31)
1999 - Service Shares	9.69	(0.13)		(2.41)	(2.54)	(0.07)	(0.21)	—	(0.28)
FOR THE PERIOD ENDED JANUARY 31,

1998 - Class A Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—
1998 - Class B Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—
1998 - Class C Shares (commenced December 15, 1997)	10.00	—		(0.30)	(0.30)	—	—	—	—
1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01		(0.31)	(0.30)	—	—	—	—
1998 - Service Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.14	(0.97)%	$22,442	2.25%		(0.51)%		2.56%		(0.82)%		104%
7.00	(1.27)	1,351	2.75		(1.03)		3.06		(1.34)		104
7.01	(1.41)	706	2.75		(1.04)		3.06		(1.35)		104
7.37	(0.14)	66,920	1.60		0.13		1.91		(0.18)		104
7.07	(0.70)	50	2.10		(0.93)		2.41		(1.24)		104

7.21	(30.55)	33,827	2.24		0.11		2.49		(0.14)		139
7.09	(30.97)	1,498	2.74		(0.29)		2.99		(0.54)		139
7.11	(30.98)	656	2.74		(0.41)		2.99		(0.66)		139
7.38	(30.20)	74,483	1.59		0.63		1.84		0.38		139
7.12	(30.08)	8	1.55		0.97		2.34		0.18		139

10.83	16.95	64,279	2.11		(0.49)		2.30		(0.68)		125
10.72	16.40	2,187	2.61		(1.00)		2.80		(1.19)		125
10.75	16.34	1,304	2.61		(0.96)		2.80		(1.15)		125
11.02	17.61	145,774	1.46		0.13		1.65		(0.06)		125
10.63	17.46	2	1.96		0.14		2.15		(0.05)		125

9.26	31.53	65,698	2.04	(b)	(0.15	)(b)	2.41	(b)	(0.52	)(b)	63
9.21	31.01	972	2.54	(b)	(0.71	)(b)	2.91	(b)	(1.08	)(b)	63
9.24	31.06	1,095	2.54	(b)	(0.85	)(b)	2.91	(b)	(1.22	)(b)	63
9.37	32.16	108,574	1.39	(b)	0.50	(b)	1.76	(b)	0.13	(b)	63
9.05	31.73	2	1.89	(b)	0.12	(b)	2.26	(b)	(0.25	)(b)	63

7.04	(24.32)	52,704	2.09		0.80		2.53		0.36		154
7.03	(24.51)	459	2.59		0.19		3.03		(0.25)		154
7.05	(24.43)	273	2.59		0.28		3.03		(0.16)		154
7.09	(23.66)	90,189	1.35		1.59		1.79		1.15		154
6.87	(26.17)	1	1.85		(1.84)		2.29		(2.28)		154

9.69	(3.10)	17,681	1.90	(b)	0.55	(b)	5.88	(b)	(3.43	)(b)	3
9.69	(3.10)	64	2.41	(b)	0.05	(b)	6.39	(b)	(3.93	)(b)	3
9.70	(3.00)	73	2.48	(b)	(0.27	)(b)	6.46	(b)	(4.25	)(b)	3
9.70	(3.00)	19,120	1.30	(b)	0.80	(b)	5.28	(b)	(3.18	)(b)	3
9.69	(3.10)	2	2.72	(b)	(0.05	)(b)	6.70	(b)	(4.03	)(b)	3

 GOLDMAN SACHS ASIA GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net
	beginning	income		and unrealized	investment	investment	investment	Total
	of period	(loss)		gain (loss)	operations	income	income	distributions

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$8.07	$0.06	(c)	$0.52	$0.58	$—	$—	$—
2002 - Class B Shares	7.87	0.01	(c)	0.51	0.52	—	—	—
2002 - Class C Shares	7.85	0.02	(c)	0.50	0.52	—	—	—
2002 - Institutional Shares	8.32	0.12	(c)	0.53	0.65	—	—	—

2001 - Class A Shares	11.16	0.04	(c)	(3.13)	(3.09)	—	—	—
2001 - Class B Shares	10.91	—	(c)	(3.04)	(3.04)	—	—	—
2001 - Class C Shares	10.88	(0.01	) (c)	(3.02)	(3.03)	—	—	—
2001 - Institutional Shares	11.41	0.13	(c)	(3.22)	(3.09)	—	—	—

2000 - Class A Shares	11.07	(0.05	) (c)	0.14	0.09	—	—	—
2000 - Class B Shares	10.88	(0.11	) (c)	0.14	0.03	—	—	—
2000 - Class C Shares	10.85	(0.11	) (c)	0.14	0.03	—	—	—
2000 - Institutional Shares	11.24	0.01	(c)	0.16	0.17	—	—	—
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	7.79	(0.02)		3.30	3.28	—	—	—
1999 - Class B Shares	7.68	(0.04)		3.24	3.20	—	—	—
1999 - Class C Shares	7.68	(0.04)		3.21	3.17	—	—	—
1999 - Institutional Shares	7.91	0.01		3.36	3.37	—	(0.04)	(0.04)
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	8.38	0.07		(0.66)	(0.59)	—	—	—
1999 - Class B Shares	8.31	0.01		(0.64)	(0.63)	—	—	—
1999 - Class C Shares	8.29	—		(0.61)	(0.61)	—	—	—
1999 - Institutional Shares	8.44	0.03		(0.56)	(0.53)	—	—	—

1998 - Class A Shares	16.31	—		(7.90)	(7.90)	—	(0.03)	(0.03)
1998 - Class B Shares	16.24	0.01		(7.91)	(7.90)	—	(0.03)	(0.03)
1998 - Class C Shares (commenced August 15, 1997)	15.73	0.01		(7.42)	(7.41)	—	(0.03)	(0.03)
1998 - Institutional Shares	16.33	0.10		(7.96)	(7.86)	(0.03)	—	(0.03)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss) to		expenses to		income (loss) to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.65	7.18%	$29,635	1.87%		0.70%		3.17%		(0.60)%		161%
8.39	6.73	3,101	2.37		0.17		3.67		(1.13)		161
8.37	6.62	1,055	2.37		0.23		3.67		(1.07)		161
8.97	7.80	4,068	1.22		1.35		2.52		0.05		161

8.07	(27.53)	33,854	1.85		0.41		2.57		(0.31)		314
7.87	(27.80)	3,645	2.35		(0.04)		3.07		(0.76)		314
7.85	(27.78)	1,010	2.35		(0.07)		3.07		(0.79)		314
8.32	(26.93)	3,055	1.20		1.41		1.92		0.69		314

11.16	0.72	86,458	1.85		(0.39)		2.30		(0.84)		207
10.91	0.18	6,849	2.35		(0.91)		2.80		(1.36)		207
10.88	0.18	2,265	2.35		(0.91)		2.80		(1.36)		207
11.41	1.42	5,236	1.20		0.12		1.65		(0.33)		207

11.07	42.11	84,269	1.85	(b)	(0.38	)(b)	2.27	(b)	(0.80	)(b)	97
10.88	41.67	7,258	2.35	(b)	(0.90	)(b)	2.77	(b)	(1.32	)(b)	97
10.85	41.28	2,281	2.35	(b)	(0.89	)(b)	2.77	(b)	(1.31	)(b)	97
11.24	42.61	12,363	1.20	(b)	(0.14	)(b)	1.62	(b)	(0.28	)(b)	97

7.79	(7.04)	59,940	1.93		0.63		2.48		0.08		106
7.68	(7.58)	4,190	2.45		0.10		2.97		(0.42)		106
7.68	(7.36)	999	2.45		0.10		2.97		(0.42)		106
7.91	(6.28)	4,200	1.16		1.10		1.68		0.58		106

8.38	(48.49)	87,437	1.75		0.31		1.99		0.07		105
8.31	(48.70)	3,359	2.30		(0.29)		2.50		(0.49)		105
8.29	(47.17)	436	2.35	(b)	(0.26	)(b)	2.55	(b)	(0.46	)(b)	105
8.44	(48.19)	874	1.11		0.87		1.31		0.67		105

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Report of Independent Accountants
To the Shareholders and Board of Trustees of
Goldman Sachs Trust — International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs European Equity Fund, International Equity Fund, Japanese Equity Fund, International Growth Opportunities Fund, Emerging Markets Equity Fund, and Asia Growth Fund (collectively “the International Equity Funds”), portfolios of Goldman Sachs Trust at August 31, 2002, the results of each of their operations and the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the three years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the International Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the International Equity Funds for the periods ended prior to August 31, 2000 were audited by other independent accountants whose reports dated October 8, 1999 expressed unqualified opinions thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2002

Trustees and Officers (Unaudited)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

Ashok N. Bakhru Age: 60	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994- March 1996 and November 1998 to present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (since 1989); Member of Cornell University Council (since 1992); Trustee of the Walnut Street Theater (since 1992); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors-III and IV (since November 1998) and Equity- Limited Investors II (since April 2002); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).	65	None
Chairman of the Board and Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Patrick T. Harker Age: 43	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000).	65	None
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

				Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

Mary P. McPherson Age: 67	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); President of Bryn Mawr College (1978-1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986-1998); Director, Dayton Hudson Corporation (general retailing merchandising) (1988-1997); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).	65	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Wilma J. Smelcer Age: 53	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); Chief Administrative Officer, Bank of America, Illinois (1996-1997); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001).	65	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Richard P. Strubel Age: 63	Trustee	Since 1987	President, COO and Director, Unext, Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (1990-1999).	65	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (57 Portfolios).
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Interested Trustees

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

*David B. Ford Age: 56	Trustee	Since 1994	Advisory Director, Goldman Sachs (since December 2001); Director, Goldman Sachs Princeton, LLC (formerly, Commodities Corp. LLC) (futures and commodities traders) (April 1997-December 2001); Managing Director, J. Aron & Company (commodity dealer and risk management adviser) (November 1996-December 2001); Managing Director, Goldman Sachs Investment Management Division (November 1996- December 2001); Chief Executive Officer and Director, CIN Management (investment adviser) (August 1996-December 2001); Chief Executive Officer and Managing Director and Director, Goldman Sachs Asset Management International (November 1995 and December 1994, respectively to December 2001); Co-Head, GSAM (November 1995-December 2001); Co- Head and Director, Goldman Sachs Funds Management, L.P. (November 1995 and December 1994, respectively to December 2001); and Chairman and Director, Goldman Sachs Asset Management Japan Limited (November 1994-December 2001).	65	None
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
*Alan A. Shuch Age: 52	Trustee	Since 1990	Advisory Director — GSAM (since May 1999); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	65	None
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

*Kaysie P. Uniacke Age: 41	Trustee & Assistant Secretary	Since 2001	Managing Director, GSAM (since 1997); and Vice President and Senior Fund Manager, GSAM (1988 to 1997).	65	None
		Since 1997	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAMI or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote) the date the Trustee attains the age of 72 years; or (d) the Trust terminates.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2002, the Trust consisted of 59 portfolios, including the Funds described in the Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statements of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Officers of the Trust

Term of
Office and
	Position(s) Held	Length of
Name, Age and Address	with the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Gary D. Black 32 Old Slip New York, NY 10005 Age: 42	President	Since 2001	Managing Director, Goldman Sachs (since June 2001); Executive Vice President, AllianceBernstein (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999-October 2000) and Senior Research Analyst, Sanford Bernstein (February 1992-December 1998).
President — Goldman Sachs Mutual Fund Complex (since 2001) (registered investment companies).
James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997-December 1999); and Vice President and General Manager, First Data Corporation-Investor Services Group (1994 to 1997).
Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).
James A. McNamara 4900 Sears Tower Chicago, IL 60606 Age: 39	Vice President	Since 2001	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).
Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).
John M. Perlowski 32 Old Slip New York, NY 10005 Age: 37	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995); and Director/ Fund Accounting & Custody, Investors Bank & Trust Company (November 1993-July 1995).
Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).
Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2001	Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997); Assistant General Counsel and Vice President, Goldman Sachs (since November 1993 and May 1994, respectively); Counsel to the Funds Group, GSAM (November 1993-December 1997).
Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAMI or an affiliate thereof is the investment adviser, administrator and/or distributor.

*	Represents a partial list of officers of the Trust. Additional information about all officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **the Investment Management Division** of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $319 billion in assets under management as of June 30, 2002 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund†
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund
- CORE℠ Tax-Managed Equity Fund

Specialty Funds

- Internet Tollkeeper Fund℠
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Core Fixed Income Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund*
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

**Effective July 1, 2002, the Adjustable Rate Government Fund was renamed the Ultra-Short Duration Government Fund.*

† The Goldman Sachs Concentrated Growth Fund was launched on September 3, 2002.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Patrick T. Harker
Mary Patterson McPherson
Alan A. Shuch
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

OFFICERS
Gary D. Black, *President*
James A. Fitzpatrick, *Vice President*
James A. McNamara, *Vice President*
John M. Perlowski, *Treasurer*
Howard B. Surloff, *Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Funds. Investors should read the Prospectus carefully before investing or sending money.

Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Fund's investment in Japanese securities will be particularly subject to the risks of adverse social, political and economic events which occur in Japan or affect Japanese markets.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Concentration of the Fund's assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a fund's assets were not geographically concentrated.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Funds.

Copyright 2002 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2002 / 02-1888

INTLAR / 98.9K / 10-02